     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2001


                                                              FILE NO. 333-46597
                                                              FILE NO. 811-08665

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO.


                         POST-EFFECTIVE AMENDMENT NO. 5


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 6

                             ---------------------

                         EQUITRUST LIFE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                        EQUITRUST LIFE INSURANCE COMPANY
                              (Name of Depositor)
                            ------------------------

                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                    (Address of Principal Executive Office)
                                 1-515-225-5400

                           STEPHEN M. MORAIN, ESQUIRE
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
               (Name and Address of Agent for Service of Process)
                            ------------------------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

    SECURITIES BEING OFFERED: FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
CONTRACTS

    IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX):

    / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485;


    /X/ ON MAY 1, 2001 PURSUANT TO PARAGRAPH (b) OF RULE 485;


    / /   DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) OF RULE 485;


    / / ON (DATE) PURSUANT TO PARAGRAPH (a) OF RULE 485.


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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         EQUITRUST LIFE ANNUITY ACCOUNT

                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                           VARIABLE ANNUITY CONTRACT
    ------------------------------------------------------------------------

                                   PROSPECTUS

                                  May 1, 2001

EquiTrust Life Insurance Company (the "Company") is offering the individual flexible premium deferred variable annuity contract (the "Contract") described in this prospectus. It provides for growth of Accumulated Value and annuity payments on a fixed and variable basis. The Company sells the Contract to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.

The Owner of a Contract ("you" or "your") may allocate premiums and Accumulated Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of EquiTrust Life Annuity Account, each of which invests in one of the following Investment Options:

Value Growth Portfolio                     High Grade Bond Portfolio
High Yield Bond Portfolio                  Money Market Portfolio
Blue Chip Portfolio                        Equity Income Portfolio
Mid-Cap Growth Portfolio                   New America Growth Portfolio
Personal Strategy Balanced Portfolio       International Stock Portfolio
Appreciation Portfolio                     Disciplined Stock Portfolio
Growth and Income Portfolio                International Equity Portfolio
Small Cap Portfolio

The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Contract's Accumulated Value prior to the retirement date will vary to reflect the investment performance of the Investment Options you select.

Please note that the Contracts and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

You may find additional information about your Contract and the Account in the Statement of Additional Information dated the same as this prospectus. To obtain a copy of this document, please contact us at the address or phone number shown on the cover of this prospectus.The Statement of Additional Information (SAI) has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this prospectus, and other information filed electronically with the SEC.

Please read this prospectus carefully and retain it for future reference. A prospectus for each Investment Option must accompany this prospectus and you should read it in conjunction with this prospectus.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
        OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   Issued By
                        EquiTrust Life Insurance Company
                             5400 University Avenue
                          West Des Moines, Iowa 50266

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TABLE OF CONTENTS
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                                                                 PAGE
                                                              -----------
DEFINITIONS.................................................           3
EXPENSE TABLES..............................................           5
SUMMARY OF THE CONTRACT.....................................           9
CONDENSED FINANCIAL INFORMATION.............................          11
THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS.................          13
      EquiTrust Life Insurance Company......................          13
      IMSA..................................................          13
      EquiTrust Life Annuity Account........................          13
      Investment Options....................................          13
      Addition, Deletion or Substitution of Investments.....          16
DESCRIPTION OF ANNUITY CONTRACT.............................          17
      Issuance of a Contract................................          17
      Premiums..............................................          17
      Free-Look Period......................................          17
      Allocation of Premiums................................          17
      Variable Accumulated Value............................          18
      Transfer Privilege....................................          19
      Partial Withdrawals and Surrenders....................          20
      Special Transfer and Withdrawal Options...............          20
      Death Benefit Before the Retirement Date..............          21
      Death Benefit After the Retirement Date...............          23
      Proceeds on the Retirement Date.......................          24
      Payments..............................................          24
      Modification..........................................          24
      Reports to Owners.....................................          25
      Inquiries.............................................          25
THE DECLARED INTEREST OPTION................................          25
      Minimum Guaranteed and Current Interest Rates.........          25
      Transfers From Declared Interest Option...............          26
      Payment Deferral......................................          26
CHARGES AND DEDUCTIONS......................................          27
      Surrender Charge (Contingent Deferred Sales Charge)...          27
      Annual Administrative Charge..........................          28
      Transfer Processing Fee...............................          28
      Mortality and Expense Risk Charge.....................          28
      Investment Option Expenses............................          28
      Premium Taxes.........................................          28
      Other Taxes...........................................          28
PAYMENT OPTIONS.............................................          29
      Description of Payment Options........................          29
      Election of Payment Options and Annuity Payments......          30
YIELDS AND TOTAL RETURNS....................................          33
FEDERAL TAX MATTERS.........................................          34
      Introduction..........................................          34
      Tax Status of the Contract............................          35
      Taxation of Annuities.................................          36
      Transfers, Assignments or Exchanges of a Contract.....          38
      Withholding...........................................          38
      Multiple Contracts....................................          38

                                                                 PAGE
                                                              -----------
      Taxation of Qualified Contracts.......................          38
      Possible Charge for the Company's Taxes...............          41
      Other Tax Consequences................................          41
DISTRIBUTION OF THE CONTRACTS...............................          41
LEGAL PROCEEDINGS...........................................          42
VOTING RIGHTS...............................................          42
FINANCIAL STATEMENTS........................................          42
CALCULATING VARIABLE ANNUITY PAYMENTS.......................  Appendix A
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS.......     SAI-TOC


            The Contract may not be available in all jurisdictions.

This Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

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DEFINITIONS
--------------------------------------------------------------------------------

ACCOUNT: EquiTrust Life Annuity Account.

ACCUMULATED VALUE: The total amount invested under the Contract, which is the sum of the values of the Contract in each Subaccount of the Account plus the value of the Contract in the Declared Interest Option.

ANNUITANT: The person or persons whose life (or lives) determines the annuity benefits payable under the Contract and whose death determines the death benefit.


BENEFICIARY: The person to whom the Company pays the proceeds on the death of the Owner/Annuitant.


BUSINESS DAY: Each day that the New York Stock Exchange is open for trading, except: (1) any period when the Securities and Exchange Commission determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the Securities and Exchange Commission may permit for the protection of security holders of a Fund.

THE CODE: The Internal Revenue Code of 1986, as amended.

THE COMPANY ("WE", "US" OR "OUR"): EquiTrust Life Insurance Company.

CONTRACT: The individual flexible premium deferred variable annuity contract we offer and describe in this prospectus, which term includes the Contract described in this prospectus, the Contract application, any supplemental applications and any endorsements or additional benefit riders or agreements.

CONTRACT ANNIVERSARY: The same date in each Contract Year as the Contract Date.

CONTRACT DATE: The date on which the Company receives a properly completed application at the Home Office. It is the date set forth on the data page of the Contract which the Company uses to determine Contract Years and Contract Anniversaries.

CONTRACT YEAR: A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

DECLARED INTEREST OPTION: An investment option under the Contract funded by the Company's General Account. It is not part of, nor dependent upon, the investment performance of the Account.

DUE PROOF OF DEATH: Satisfactory documentation provided to the Company verifying proof of death. This documentation may include the following:

    (a) a certified copy of the death certificate;

    (b) a certified copy of a court decree reciting a finding of death; or

    (c) any other proof satisfactory to the Company.

FUND: An open-end diversified management investment company in which the Account invests.

GENERAL ACCOUNT: The assets of the Company other than those allocated to the Account or any other separate account of the Company.

HOME OFFICE: The principal offices of the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

INVESTMENT OPTION: A separate investment portfolio of a Fund.

NET ACCUMULATED VALUE: The Accumulated Value less any applicable Surrender
Charge.

NON-QUALIFIED CONTRACT: A Contract that is not a Qualified Contract.

OWNER ("YOU" OR "YOUR"): The person who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract.


QUALIFIED CONTRACT: A Contract the Company issues in connection with plans that qualify for special federal income tax treatment under Sections 401(a), 403(a), 403(b), 408 or 408A of the Code. These plans already provide tax deferral so you should consider purchasing a Contract based on its other features and benefits.



RETIREMENT DATE: The date when the Company applies the Accumulated Value under a payment option, if the Annuitant is still living.


SEC: The U.S. Securities and Exchange Commission.

SUBACCOUNT: A subdivision of the Account which invests its assets in a corresponding Investment Option.

VALUATION PERIOD: The period that starts at the close of business (3:00 p.m. central time) on one Business Day and ends at the close of business on the next succeeding Business Day.

WRITTEN NOTICE: A written request or notice signed by the owner in a form satisfactory to the Company which the Company receives at the Home Office.

--------------------------------------------------------------------------------

EXPENSE TABLES
--------------------------------------------------------------------------------

    The following expense information assumes that the entire Accumulated Value is variable accumulated value.

OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Premiums                              None

Surrender Charge (contingent deferred sales charge) as a percentage of the amount surrendered:

CONTRACT YEAR*             SURRENDER CHARGE
1                                8.5%
2                                  8
3                                7.5
4                                  7
5                                6.5
6                                  6
7                                  5
8                                  3
9                                  1
10 and after                       0

    * You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a Surrender Charge. If you subsequently surrender your Contract during the Contract Year, the Company will apply a Surrender Charge to any partial withdrawals taken. The amount that you may withdraw without incurring a Surrender Charge is not cumulative from Contract Year to Contract Year.

       Under certain circumstances, a Surrender Charge may apply on the Retirement Date. (See "CHARGES AND DEDUCTIONS -- Surrender Charge (Contingent Deferred Sales Charge) -- SURRENDER CHARGE AT THE RETIREMENT DATE.")

Transfer Processing Fee                                       None*

    * Fees are waived for the first twelve transfers during a Contract Year, although the Company may charge $25 for each subsequent transfer during the Contract Year.

Annual Administrative Charge                                  $ 45
Annual Account Expenses (as a percentage of average net
assets)
  Mortality and Expense Risk Charge                           1.40%
  Other Account Expenses                                      None
  Total Account Expenses                                      1.40%

ANNUAL INVESTMENT OPTION EXPENSES (as a percentage of average net assets after waiver or reimbursement)



                                                          ADVISORY      OTHER          TOTAL
INVESTMENT OPTION                                           FEE        EXPENSES       EXPENSES
EquiTrust Variable Insurance Series Fund
  Value Growth                                              0.45%        0.12%          0.57%
  High Grade Bond                                           0.30%        0.15%          0.45%
  High Yield Bond                                           0.45%        0.14%          0.59%
  Money Market                                              0.25%        0.25%          0.50%
  Blue Chip                                                 0.20%        0.07%          0.27%
T. Rowe Price Equity Series, Inc.
  Equity Income                                             0.85%        0.00%          0.85%(1)
  Mid-Cap Growth                                            0.85%        0.00%          0.85%(1)
  New America Growth                                        0.85%        0.00%          0.85%(1)
  Personal Strategy Balanced                                0.90%        0.00%          0.90%(1)
T. Rowe Price International Series, Inc.
  International Stock                                       1.05%        0.00%          1.05%(1)
Dreyfus Variable Investment Fund
  Appreciation Portfolio -- Initial Share Class             0.75%        0.03%          0.78%
  Disciplined Stock Portfolio -- Initial Share Class        0.75%        0.06%          0.81%
  Growth and Income Portfolio -- Initial Share Class        0.75%        0.03%          0.78%
  International Equity Portfolio -- Initial Share Class     0.75%        0.24%          0.99%
  Small Cap Portfolio -- Initial Share Class                0.75%        0.03%          0.78%


    (1) Total annual investment option expenses are an all-inclusive fee and pay for investment management services and other operating costs.


The above tables are intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. The tables reflect the expenses for the Account based on the actual expenses for each Investment Option for the 2000 fiscal year. There were no waivers or reimbursements effected during the 2000 fiscal year. For a more complete description of the various costs and expenses see "Charges and Deductions" and the prospectus for each Investment Option which accompanies this Prospectus.

  EXAMPLES: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

1. If you surrender or annuitize the Contract at the end of the applicable time period:


SUBACCOUNT                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
EquiTrust Variable Insurance Series Fund
  Value Growth                                                  $152       $277       $404       $674
  High Grade Bond                                                151        274        398        662
  High Yield Bond                                                152        278        405        676
  Money Market                                                   152        275        401        667
  Blue Chip                                                      149        269        390        643
T. Rowe Price Equity Series, Inc.
  Equity Income                                                  155        285        417        703
  Mid-Cap Growth                                                 155        285        417        703
  New America Growth                                             155        285        417        703
  Personal Strategy Balanced                                     155        287        419        708
T. Rowe Price International Series, Inc.
  International Stock                                            157        291        426        722
Dreyfus Variable Investment Fund
  Appreciation Portfolio                                         154        283        414        696
  Disciplined Stock Portfolio                                    154        284        415        699
  Growth and Income Portfolio                                    154        283        414        696
  International Equity Portfolio                                 156        289        423        716
  Small Cap Portfolio                                            154        283        414        696

2. If you do not surrender or annuitize the Contract at the end of the applicable time period:


SUBACCOUNT                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
EquiTrust Variable Insurance Series Fund
  Value Growth                                                  $65        $196       $330       $674
  High Grade Bond                                                64         193        324        662
  High Yield Bond                                                65         197        331        676
  Money Market                                                   64         194        327        667
  Blue Chip                                                      62         187        315        643
T. Rowe Price Equity Series, Inc.
  Equity Income                                                  68         205        344        703
  Mid-Cap Growth                                                 68         205        344        703
  New America Growth                                             68         205        344        703
  Personal Strategy Balanced                                     68         206        347        708
T. Rowe Price International Series, Inc.
  International Stock                                            70         211        354        722
Dreyfus Variable Investment Fund
  Appreciation Portfolio                                         67         203        341        696
  Disciplined Stock Portfolio                                    67         204        342        699
  Growth and Income Portfolio                                    67         203        341        696
  International Equity Portfolio                                 69         209        351        716
  Small Cap Portfolio                                            67         203        341        696



Figures shown for these periods do not assume that current fee waivers and expense reimbursement arrangements for the Funds apply.



The examples provided above assume that no transfer charges or premium taxes have been assessed. The examples also assume that the annual administrative charge is $45 and that the Accumulated Value per Contract is $10,000, which translates the administrative charge into an assumed .45% charge for the purposes of the examples.


Please do not consider the examples a representation of past or future expenses. The assumed 5% annual rate of return is hypothetical and is not a representation of past or future annual returns, which may be greater or less than this assumed rate.

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SUMMARY OF THE CONTRACT
--------------------------------------------------------------------------------

  ISSUANCE OF A CONTRACT. The Contract is an individual flexible premium deferred variable annuity contract with no maximum age required of owners on the Contract Date (see "DESCRIPTION OF ANNUITY CONTRACT--Issuance of a Contract"). See "DISTRIBUTION OF THE CONTRACT" for information on compensation of persons selling the Contracts. The Contracts are:

    - "flexible premium" because you do not have to pay premiums according to a fixed schedule, and

    - "variable" because, to the extent Accumulated Value is attributable to the Account, Accumulated Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

  FREE-LOOK PERIOD. You have the right to return the Contract within 20 days after you receive it (see "DESCRIPTION OF ANNUITY CONTRACT--Free-Look Period"). If you return the Contract, it will become void and you will receive either the greater of:

    -   premiums paid, or

    - the Accumulated Value on the date the Company receives the returned Contract at the Home Office, plus administrative charges and any other charges deducted from the Account.

  PREMIUMS. The minimum initial premium amount the Company accepts is $1,000 for Qualified Contracts and $5,000 for Non-Qualified Contracts. You may make subsequent premium payments (minimum $50 each) at any time. (See "DESCRIPTION OF ANNUITY CONTRACT--Premiums.")

  ALLOCATION OF PREMIUMS. You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see "DESCRIPTION OF ANNUITY CONTRACT--Allocation of Premiums").

    - The Company will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date.

    - At the end of that period, the Company will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

  TRANSFERS. You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the retirement date (see "DESCRIPTION OF ANNUITY CONTRACT--Transfer Privilege").

    - The mimimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.

    - Transfers out of the Declared Interest Option must be for no more than 25% of the Accumulated Value in that option.

    - The Company waives fees for the first twelve transfers during a Contract Year.

    - The Company may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.


  PARTIAL WITHDRAWAL. You may withdraw part of the Accumulated Value upon written notice at any time before the Retirement Date (see "DESCRIPTION OF ANNUITY CONTRACT--Partial Withdrawals and Surrenders--PARTIAL WITHDRAWALS"). A Partial Withdrawal may have tax consequences and may be restricted under certain Qualified Contracts. (See "FEDERAL TAX MATTERS.")



  SURRENDER. You may surrender your Contract upon written notice on or before the retirement date (see "DESCRIPTION OF ANNUITY CONTRACT--Partial Withdrawals and Surrenders--SURRENDER"). A Surrender may have tax consequences. (See "FEDERAL TAX MATTERS.")

CHARGES AND DEDUCTIONS

  Your Contract will be assessed the following charges and deductions:

  SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE). We apply a charge if you make a partial withdrawal from or surrender your Contract during the first nine Contract Years (see "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER"). We deduct this charge from the amount surrendered.

        YEAR               CHARGE
        1                   8.5%
        2                     8
        3                   7.5
        4                     7
        5                   6.5
        6                     6
        7                     5
        8                     3
        9                     1
        10 and
        after                 0

  You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a Surrender Charge. If you subsequently surrender your Contract during the Contract Year, we will apply a Surrender Charge to any partial withdrawals you've taken. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE.")

  We reserve the right to waive the Surrender Charge as provided in the Contract. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--WAIVER OF SURRENDER CHARGE.")

  ANNUAL ADMINISTRATIVE CHARGE. We deduct an annual administrative charge of $45 on the Contract Date and on each Contract Anniversary prior to the retirement date (see "CHARGES AND DEDUCTIONS--Annual Administrative Charge"). We currently waive this charge:

    -   with an initial premium payment of $50,000 or greater, or

    - if you have a Net Accumulated Value of $50,000 or greater on your Contract Anniversary.

  We may terminate this waiver at any time.


  MORTALITY AND EXPENSE RISK CHARGE. We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.40% (approximately 1.01% for mortality risk and 0.39% for expense risk) (see "CHARGES AND
  DEDUCTIONS--Mortality and Expense Risk Charge").


  INVESTMENT OPTION EXPENSES. The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. The table on page 6 titled "Annual Investment Option Expenses" lists these fees.

ANNUITY PROVISIONS

  On your retirement date, you may choose to have the Net Accumulated Value distributed to you as follows:

    -   under a payment option, or

    -   in a lump sum (see "PAYMENT OPTIONS").

FEDERAL TAX MATTERS

  The Contract's earnings are generally not taxed until you take a distribution. If you are under age 59 1/2 when you take a distribution, the earnings may also be subject to a penalty tax. Different tax consequences apply to distributions from Qualified Contracts. (See "FEDERAL TAX MATTERS.")

OTHER CONTRACTS

  We offer other variable annuity contracts that invest in the same Investment Options of the Funds. These contracts may have different charges that could affect Subaccount performance, and may offer different benefits more suitable to your needs. You may contact the Company to obtain more information about these contracts.

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CONDENSED FINANCIAL INFORMATON
--------------------------------------------------------------------------------

  The Account commenced operations on July 1, 1998; however, no premiums were received until July 27, 1998. The information presented below reflects the accumulation unit information for the Subaccounts through December 31, 2000.

                                                    ACCUMULATION      ACCUMULATION
                                                    UNIT VALUE AT     UNIT VALUE AT   NUMBER OF UNITS AT
SUBACCOUNT                                        BEGINNING OF YEAR    END OF YEAR       END OF YEAR
Value Growth
  1998                                               $10.000000        $10.000000              0.000000
  1999                                                10.000000          9.586020          3,043.108739
  2000                                                 9.586020         11.037744         11,195.391729
High Grade Bond
  1998                                               $10.000000        $10.075191          4,671.412000
  1999                                                10.075191          9.892067         39,457.829014
  2000                                                 9.892067         10.842686         44,882.204526
High Yield Bond
  1998                                               $10.000000        $10.017447          2,455.412000
  1999                                                10.017447          9.804943         21,666.360604
  2000                                                 9.804943          9.964735         47,461.677041
Money Market
  1998                                               $10.000000        $10.032811              0.000000
  1999                                                10.032811         10.329596         55,439.314797
  2000                                                10.329596         10.789987         18,074.460538
Blue Chip
  1998                                               $10.000000        $10.423813          8,174.863023
  1999                                                10.423813         12.431596         85,548.961144
  2000                                                12.431596         11.215293        138,161.637907
Appreciation
  1998                                               $10.000000        $10.669542          3,614.933000
  1999                                                10.669542         11.718814         85,217.615202
  2000                                                11.718814         11.498071        122,220.137969

                                                    ACCUMULATION      ACCUMULATION
                                                    UNIT VALUE AT     UNIT VALUE AT   NUMBER OF UNITS AT
SUBACCOUNT                                        BEGINNING OF YEAR    END OF YEAR       END OF YEAR
Disciplined Stock
  1998                                               $10.000000        $10.000000              0.000000
  1999                                                10.000000         11.687455         41,071.619702
  2000                                                11.687455         10.512537        106,296.070096
Growth & Income
  1998                                               $10.000000        $11.256146          2,158.371927
  1999                                                11.256146         12.902240         22,626.838739
  2000                                                12.902240         12.321092         44,225.085162
International Equity
  1998                                               $10.000000        $10.000000              0.000000
  1999                                                10.000000         15.457658          4,070.221426
  2000                                                15.457658         12.818759         19,749.527923
Small Cap
  1998                                               $10.000000        $10.269415             11.061000
  1999                                                10.269415         12.242681         22,535.022794
  2000                                                12.242681         13.961778         63,272.729224
Equity Income
  1998                                               $10.000000        $10.830517          2,162.991847
  1999                                                10.830517         11.012831         19,269.109967
  2000                                                11.012831         12.352071         24,354.135395
Mid-Cap Growth
  1998                                               $10.000000        $10.986575          6,437.534754
  1999                                                10.986575         13.252868         22,761.130652
  2000                                                13.252868         14.222290         47,273.050949
New America Growth
  1998                                               $10.000000        $11.513790          3,614.933000
  1999                                                11.513790         12.736882         26,194.175446
  2000                                                12.736882         11.293087         30,498.166355
Personal Strategy Balanced
  1998                                               $10.000000        $10.827557          2,180.318195
  1999                                                10.827557         11.536617         33,551.547632
  2000                                                11.536617         12.039889         58,174.369454
International Stock
  1998                                               $10.000000        $10.207937             11.061000
  1999                                                10.207937         13.405786         11,096.300909
  2000                                                13.405786         10.896621         18,149.581787

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THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS
--------------------------------------------------------------------------------

EQUITRUST LIFE INSURANCE COMPANY

    The Company was incorporated on June 3, 1966 as a stock life insurance company in the State of Iowa and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 41 states and the District of Columbia: Alabama, Alaska, Arizona, Arkansas, California, Colorado, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Louisiana, Maryland, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, South Dakota, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin and Wyoming. Our Home Office is at 5400 University Avenue, West Des Moines, Iowa 50266.
--------------------------------------------------------------------------------


IMSA





    The Company is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.

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EQUITRUST LIFE ANNUITY ACCOUNT

    On January 6, 1998, we established the Account pursuant to the laws of the State of Iowa. The Account:

        -   will receive and invest premiums paid to it under the Contract;

        - will receive and invest premiums for other variable annuity contracts we issue;

        - meets the definition of a "separate account" under the federal securities laws;

        - is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

    We own the Account's assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. The Account's assets are available to cover the general liabilities of the Company only to the extent that the Account's assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. All obligations arising under the Contracts are general corporate obligations of the Company.
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INVESTMENT OPTIONS

    There are currently fifteen Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in all Subaccounts, we only permit you to "actively participate" in a maximum of 10 Investment Options at any one time.


    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

    We have summarized below the investment objectives and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objectives. You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses.

EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Fund which is comprised of six portfolios, the following five of which are available under the Contract:


PORTFOLIO                              INVESTMENT OBJECTIVE
Value Growth Portfolio                 -  This Portfolio seeks long-term capital appreciation. The
                                          Portfolio pursues this objective by investing primarily
                                          in equity securities of companies that the investment
                                          adviser believes have a potential to earn a high return
                                          on capital and/or in equity securities that the
                                          investment adviser believes are undervalued by the market
                                          place. Such equity securities may include common stock,
                                          preferred stock and securities convertible or
                                          exchangeable into common stock.
High Grade Bond Portfolio              -  This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified
                                          portfolio of high grade income-bearing debt securities.
                                          The Portfolio will pursue this objective by investing
                                          primarily in debt securities rated AAA, AA or A by
                                          Standard & Poor's or Aaa, Aa or A by Moody's Investors
                                          Service, Inc. and in securities issued or guaranteed by
                                          the United States government or its agencies or
                                          instrumentalities.
High Yield Bond Portfolio              -  This Portfolio seeks as a primary objective, as high a
                                          level of current income as is consistent with investment
                                          in a diversified portfolio of lower-rated, higher
                                          yielding income-bearing securities. As a secondary
                                          objective, the Portfolio seeks capital appreciation when
                                          consistent with its primary objective. The Portfolio
                                          pursues these objectives by investing primarily in
                                          fixed-income securities rated Baa or lower by Moody's
                                          Investors Service, Inc. and/or BBB or lower by
                                          Standard & Poor's, or in unrated securities of comparable
                                          quality (i.e., junk bonds). AN INVESTMENT IN THIS
                                          PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL
                                          RISK. (See the Fund Prospectus "HIGHER RISK SECURITIES
                                          AND INVESTMENT STRATEGIES--Lower-Rated Debt Securities.")
Money Market Portfolio                 -  This Portfolio seeks maximum current income consistent
                                          with liquidity and stability of principal. The Portfolio
                                          will pursue this objective by investing in high quality
                                          short-term money market instruments. AN INVESTMENT IN THE
                                          MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED
                                          BY THE F.D.I.C. OR ANY GOVERNMENT AGENCY. THERE CAN BE NO
                                          ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A
                                          STABLE NET ASSET VALUE OF $1.00 PER SHARE.
Blue Chip Portfolio                    -  This Portfolio seeks growth of capital and income. The
                                          Portfolio pursues this objective by investing primarily
                                          in common stocks of well-capitalized, established
                                          companies.


T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Fund.

PORTFOLIO                              INVESTMENT OBJECTIVE
Equity Income Portfolio                -  This Portfolio seeks to provide substantial dividend
                                          income and long-term capital appreciation by investing
                                          primarily in established companies considered by the
                                          adviser to have favorable prospects for both increasing
                                          dividends and capital appreciation.

PORTFOLIO                              INVESTMENT OBJECTIVE
Mid-Cap Growth Portfolio               -  This Portfolio seeks to provide long-term capital
                                          appreciation by investing primarily in mid-cap stocks
                                          with the potential for above-average earnings growth. The
                                          investment adviser defines mid-cap companies as those
                                          whose market capitalization falls within the range of
                                          companies in the Standard & Poor's Mid-Cap 400 Index.
New America Growth Portfolio           -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in the common stocks of companies
                                          operating in sectors the investment adviser believes will
                                          be the fastest growing in the U.S. Fast-growing companies
                                          can be found across an array of industries in today's
                                          "new America."
Personal Strategy Balanced Portfolio   -  This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation
                                          and income. The Portfolio pursues its objective by
                                          investing in a diversified portfolio typically consisting
                                          of approximately 60% stocks, 30% bonds, and 10% money
                                          market securities.



T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Fund.


PORTFOLIO                              INVESTMENT OBJECTIVE
International Stock Portfolio          -  This Portfolio seeks to provide capital appreciation
                                          through investments primarily in established companies
                                          based outside the United States.


DREYFUS VARIABLE INVESTMENT FUND. The Dreyfus Corporation serves as the investment adviser to the Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio. The following Fund portfolios are available under the Contract.

PORTFOLIO                              INVESTMENT OBJECTIVE
Dreyfus Variable Investment Fund:      -  This Portfolio primarily seeks long-term capital growth,
Appreciation Portfolio -- Initial         consistent with the preservation of capital; current
Share Class                               income is a secondary investment objective. This
                                          Portfolio invests primarily in the common stocks focusing
                                          on blue chip companies with total market values of more
                                          than $5 billion at the time of purchase.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide investment returns
Disciplined Stock Portfolio --            (consists of capital appreciation and income) that are
Initial Share Class                       greater than the total return of stocks, as represented
                                          by the Standard & Poor's 500 Composite Stock Price Index.
                                          The Portfolio invests in a blended portfolio of growth
                                          and value stocks chosen through a disciplined investment
                                          process.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide long-term capital growth,
Growth and Income Portfolio --            current income and growth of income, consistent with
Initial Share Class                       reasonable investment risk by investing primarily in
                                          stocks, bonds and money market instruments of domestic
                                          and foreign issuers.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to maximize capital growth through
International Equity Portfolio --         investments in stocks of foreign companies located in
Initial Share Class                       developed countries.

PORTFOLIO                              INVESTMENT OBJECTIVE
Dreyfus Variable Investment Fund:      -  This Portfolio seeks maximum capital appreciation by
Small Cap Portfolio -- Initial Share      investing primarily in small cap companies with total
Class                                     market values of less than $2 billion at the time of
                                          purchase. The Portfolio will be particularly alert to
                                          companies considered by the adviser to be emerging
                                          smaller-sized companies which are believed to be
                                          characterized by new or innovative products, services or
                                          processes which should enhance prospects for growth in
                                          future earnings.


    The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to owners arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects owners, we will take appropriate action on our own, which may include withdrawing the Account's investment in that Fund. (See the Fund prospectuses for more detail.)

    We may receive different amounts of compensation from an affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s).

    Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.
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ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We also may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

    We also reserve the right to establish additional subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to existing Contract Owners on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

    In the event of any such substitution, deletion or change, we may make appropriate changes in this and other contracts to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current Subaccounts that are being substituted for or deleted, you may surrender the portion of the Accumulated Value funded by such Subaccount without paying the associated Surrender Charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.

    If we deem it to be in the best interest of persons having voting rights under the Contracts, we may:

        - operate the Account as a management investment company under the 1940 Act,

        - deregister the Account under that Act in the event such registration is no longer required, or

        -   combine the Account with our other separate accounts.

    In addition, we may, when permitted by law, restrict or eliminate your voting rights under the Contract.

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DESCRIPTION OF ANNUITY CONTRACT
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ISSUANCE OF A CONTRACT

    You must complete an application in order to purchase a Contract, which can be obtained through a licensed representative of the Company, who is also a registered representative of EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), a broker-dealer having a selling agreement with EquiTrust Marketing or a broker-dealer having a selling agreement with such broker-dealer. Your Contract Date will be the date the properly completed application is received at our Home Office. (If this date is the 29th, 30th or 31st of any month, the Contract Date will be the 28th of such month.) The Company sells the Contract to retirement plans that qualify for special federal tax treatment under the Code. We do not apply a maximum age for owners on the Contract Date.
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PREMIUMS

    The minimum initial premium amount the Company will accept is $1,000 for Qualified Contracts and $5,000 for Non-Qualified Contracts. You may make mimimum subsequent premium payments of $50 at any time during the annuitant's lifetime and before the retirement date.


    You may select to receive a premium reminder notice based on an annual, semi-annual or quarterly payment, for which you may change the amount and frequency of the notice at any time. Also, under the Automatic Payment Plan, you can select a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. Your Contract will not necessarily lapse even if premiums are not paid.

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FREE-LOOK PERIOD

    We provide for an initial "free-look" period during which time you have the right to return the Contract within 20 days after you receive it. (Certain states may provide for a 30 day free-look period in a replacement situation.) If you return the Contract, it will become void and you will receive the greater of:

        -   premiums paid, or

        - the Accumulated Value on the date we receive the returned Contract at the Home Office, plus administrative charges and any other charges deducted from the Account.
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ALLOCATION OF PREMIUMS

    Upon receipt at our Home Office of your properly completed Contract application and initial premium payment, we will allocate the initial premium to the Money Market Subaccount within two business days. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

    You can allocate premiums paid to one or more Subaccounts, the Declared Interest Option, or both. Each allocation must be in whole percentages for a minimum of 10% of your premium payment.

        - We will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract date.

        - At the end of that period, we will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

        - We will allocate subsequent premiums in the same manner at the end of the valuation period when we receive them at our Home Office, unless the allocation percentages are changed.

        - You may change your allocation schedule at any time by sending written notice to the Home Office. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation schedule in effect. Changing your allocation schedule will not alter the allocation of your existing Accumulated Values among the Subaccounts or the Declared Interest Option.

        - You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation schedule.

    Because the Accumulated Values in each Subaccount will vary with that Subaccount's investment experience, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.
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VARIABLE ACCUMULATED VALUE

    The variable accumulated value of your Contract will reflect the investment experience of your selected Subaccounts, any premiums paid, surrenders or partial withdrawals, transfers and charges assessed. The Company does not guarantee a minimum variable accumulated value, and, because your Contract's variable accumulated value on any future date depends upon a number of variables, it cannot be predetermined.

    CALCULATION OF VARIABLE ACCUMULATED VALUE. Your Contract's variable accumulated value is determined at the end of each valuation period and is the aggregate of the values in each of the Subaccounts under your Contract. These values are determined by multiplying each Subaccount's unit value by the number of units allocated to that Subaccount.

    DETERMINATION OF NUMBER OF UNITS. The amounts you allocate to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subacount in your Contract is calculated at the end of the valuation period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the valuation period, we will increase the number of units in each Subaccount by:

        -   any premiums paid, and

        - any amounts transferred from another Subaccount or the Declared Interest Option.

    We will decrease the number of units in each Subaccount by:

        -   any amounts withdrawn,

        -   applicable charges assessed, and

        - any amounts transferred to another Subaccount or the Declared Interest Option.

    DETERMINATION OF UNIT VALUE. We have set the unit value for each Subaccount's first valuation period at $10. We calculate the unit value for a Subaccount for each subsequent valuation period by dividing (a) by
    (b) where:

          (a) is the net result of:

                  1. the value of the net assets in the Subaccount at the end of the preceding valuation period; plus

                  2. the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current valuation period; minus

                  3. the capital losses, realized or unrealized, charged against the Subaccount during the current valuation period; minus

                  4. any amount charged for taxes or any amount set aside during the valuation period as a provision for taxes attributable to the operation or maintenance of the Subaccount; minus

                  5. the daily amount charged for mortality and expense risks for each day of the current valuation period.

          (b) is the number of units outstanding at the end of the preceding valuation period.
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TRANSFER PRIVILEGE

    You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the retirement date. We will process all transfers based on the net asset value next determined after we receive your written request at the Home Office.

        - The minimum amount of each transfer is $100 or the entire amount in that Subaccount or Declared Interest Option, if less.

        - Transfers out of the Declared Interest Option must be for no more than 25% of the Accumulated Value in that option.

        - If a transfer would reduce the Accumulated Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.

        - The Company waives fees for the first twelve transfers during a Contract Year.

        - The Company will assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.

        - We allow an unlimited number of transfers among or between the Subaccounts or the Declared Interest Option. (See "DECLARED INTEREST OPTION--Transfers from Declared Interest Option.")

    All transfer requests received in a valuation period will be considered to be one transfer, regardless of the Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.

    You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. We reserve the right to suspend telephone transfer privileges at any time.

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PARTIAL WITHDRAWALS AND SURRENDERS

    PARTIAL WITHDRAWALS. You may withdraw part of the Accumulated Value upon written notice at any time before the Retirement Date.

        -   The minimum amount which you may partially withdraw is $500.

        - The maximum amount which you may partially withdraw is that which would leave the remaining Accumulated Value equal to or less than $2,000. If your partial withdrawal reduces your Accumulated Value to $2,000 or less, it may be treated as a full surrender of the Contract.

    We will process your partial withdrawal based on the net asset value next determined after we receive your written request at the Home Office. You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a Surrender Charge. You may elect to have any applicable Surrender Charge deducted from your remaining Accumulated Value or the amount partially withdrawn. (See "Surrender Charge.")

    You may specify the amount of the partial withdrawal to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial withdrawal from each Subaccount or the Declared Interest Option based on the proportion that these values bear to the total Accumulated Value on the date we receive your request at the Home Office.


    SURRENDER. You may surrender your Contract upon written notice on or before the Retirement Date. We will determine your Net Accumulated Value based on the net asset value next determined after we receive your written request and your Contract at the Home Office. You may choose to have the Net Accumulated Value distributed to you as follows:


        -   under a payment option, or

        -   in a lump sum.


    SURRENDER AND PARTIAL WITHDRAWAL RESTRICTIONS. Your right to make partial withdrawals and surrenders is subject to any restrictions imposed by applicable law or employee benefit plan. You may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. (See "FEDERAL TAX MATTERS--Taxation of Annuities" and "--Taxation of Qualified Contracts.")


    RESTRICTIONS ON DISTRIBUTIONS FROM CERTAIN TYPES OF CONTRACTS. Surrenders and partial withdrawals of Qualified Contracts are subject to certain restrictions. (See "FEDERAL TAX MATTERS--Taxation of Qualified Contracts.")
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SPECIAL TRANSFER AND WITHDRAWAL OPTIONS

    You may elect the following options on your initial application or at a later date by completing the applicable Request Form and returning it to the Home Office. The options selected will remain in effect until we receive a written termination request from you at the Home Office. The use of Automatic Rebalancing or Dollar Cost Averaging does not guarantee profits, nor protect you against losses.

    AUTOMATIC REBALANCING. You may automatically reallocate your Accumulated Value among the Subaccounts and Declared Interest Option each year to return your Accumulated Value to your most recent premium allocation percentages.

        -   We will reallocate monies according to the percentage allocation schedule in effect on your Contract Anniversary.

        - The maximum number of Subaccounts which you may select at any one time is ten.

        - Rebalancing will occur on the fifth Business Day of the month following your Contract Anniversary.

        - This feature is not considered in the twelve free transfers during a Contract Year.

        - This feature cannot be utilized in combination with Dollar Cost Averaging.

    DOLLAR COST AVERAGING. You may periodically transfer a specified amount among the Subaccounts or the Declared Interest Option.

        -   The minimum amount of each transfer is $100.

        - The maximum number of Subaccounts which you may select at any one time is ten, including the Declared Interest Option.

        - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

        - We will terminate this option when monies in the source account are inadequate.

        - This feature is considered in the twelve free transfers during a Contract Year.

        - This feature cannot be utilized in combination with Automatic Rebalancing or Systematic Withdrawals.

    SYSTEMATIC WITHDRAWALS. You may elect to receive automatic partial withdrawals.

        - You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

        - You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

        -   The minimum amount which you may withdraw is $500.

        - The maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to or less than $2,000.

        - You may annually withdraw a maximum of 10% of Accumulated Value without incurring a Surrender Charge.

        - Distributions will take place on the same date each month as the Contract Date.

        - You may change the amount and frequency upon written request to the Home Office.

        - This feature cannot be utilized in combination with Dollar Cost Averaging.

    We may terminate these privileges at any time.
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DEATH BENEFIT BEFORE THE RETIREMENT DATE


    DEATH OF OWNER. If an Owner dies prior to the Retirement Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants. (In the latter event, the surviving Annuitant becomes the Owner.)



    The surviving Owners or new Owners are afforded the following options:



             1. If the sole surviving Owner or the sole new Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner.

             2. If the surviving Owner or the new Owner is not the spouse of the deceased Owner:



                  (a) he or she may elect to receive the Net Accumulated Value in a single sum within 5 years of the deceased Owner's death, or



                  (b) he or she may elect to receive the Net Accumulated Value paid out under one of the annuity payment options, with payments beginning within one year after the date of the Owner's death and with payments being made over the lifetime of the Owner, or over a period that does not exceed the life expectancy of the Owner.



    Under either of these options, surviving Owners or new Owners may exercise all ownership rights and privileges from the date of the deceased Owner's death until the date that the Net Accumulated Value is paid.


    Other rules may apply to a Qualified Contract.


    DEATH OF AN ANNUITANT. If the Annuitant dies before the Retirement Date, we will pay the death benefit under the Contract to the Beneficiary. If there is no surviving Beneficiary, we will pay the death benefit to the Owner or the Owner's estate. If the Annuitant's age on the Contract Date was less than 76, we will determine the death benefit as of the date we receive Due Proof of Death and the death benefit will equal the greatest of:


        - the sum of the premiums paid, less the sum of all partial withdrawl reductions (including applicable surrender charges);

        -   the Accumulated Value; or

        -   the Performance Enhanced Death Benefit (PEDB) amount.


    The PEDB amount is equal to zero on the Contract Date. The PEDB amount increases by the amount of each premium payment (including the initial premium), and decreases by the amount of any partial withdrawal reduction. We will calcuate the PEDB amount: (1) on each Contrct Anniversary; (2) at the time you make any premium payment or partial withdrawal; and (3) on the Annuitant's date of death. The PEDB amount on each calculation date is equal to the greater of (a) the previous PEDB amount or (b) the Accumulated Value.



    We will continue to recalculate the PEDB amount until the Contract Anniversary immediately prior to the oldest Annuitant's 91st birthday. All subsequent PEDB amounts will be recalculated for additional premium payments or partial withdrawals only.



    If the Annuitant's age on the Contract Date was 76 or older, the Death Benefit will be determined as of the date we receive Due Proof of Death and is equal to the greater of:


        - the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable Surrender Charges), or

        -   the Accumulated Value.

    A partial withdrawal reduction is defined as (a) times (b) divided by (c) where:

          (a) is the death benefit immediately prior to withdrawal;

          (b) is the amount of the partial withdrawal (including applicable surrender charges); and

          (c) is the Accumulated Value immediately prior to withdrawal.


    We will pay the death benefit to the Beneficiary in a lump sum unless the Owner or Beneficiary elects a payment option. We do not pay a death benefit if the Annuitant dies after the Retirement Date.

    If the Annuitant who is also the Owner dies, the provisions described immediately above apply except that the Beneficiary may only apply the death benefit payment to an annuity payment option if:



        - payments under the option begin within 1 year of the Annuitant's death, and



        - payments under the option are payable over the Beneficiary's life or over a period not greater than the Beneficiary's life expectancy.



    If the Owner's spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner.


    Other rules may apply to a Qualified Contract.

    INCREMENTAL DEATH BENEFIT RIDER. The Incremental Death Benefit Rider provides a death benefit that is in addition to the death benefit payable under your Contract. There is no charge for this rider.


    If the Annuitant's age on the Contract Date is less than 76, the Incremental Death Benefit Rider, on the date we receive Due Proof of Death, will be equal to 40% of a) minus b), where:


          (a) is the Accumulated Value; and

          (b) is the sum of all premium payments less the sum of all partial withdrawal reductions (described above).

    The Incremental Death Benefit cannot exceed 50% of (b) and will never be less than zero.

    This rider does not guarantee that any amounts under the rider will become payable at death. Market declines that result in the Accumulated Value being less than the premium payments received minus any partial withdrawal reductions will result in no Incremental Death Benefit being paid.

    The following example demonstrates how the Incremental Death Benefit works. It is based on HYPOTHETICAL values and is not reflective of past or future performance of the Investment Options in the Contract.


                        TOTAL
                       PREMIUMS   ACCUMULATED                               INCREMENTAL
DATE                     PAID        VALUE        GAIN     DEATH BENEFIT   DEATH BENEFIT
4/1/2001               $100,000    $100,000     $      0      $100,000        $     0
4/1/2021               $100,000    $450,000     $350,000      $450,000        $50,000



    If we receive Due Proof of Death on April 1, 2021, and there were no partial withdrawals made prior to the Annuitant's death, the Incremental Death Benefit will equal $50,000. This amount is determined by multiplying the gain in the Contract ($350,000) by 40%, which is $140,000; however, because the Incremental Death Benefit cannot exceed 50% of the total premiums paid ($100,000), the Incremental Death Benefit in this example is $50,000.

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DEATH BENEFIT AFTER THE RETIREMENT DATE


    If an Owner dies on or after the Retirement Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the payee receiving annuity payments becomes the new Owner and retains the rights provided to Owners during the annuity period, including the right to name successor payees if the deceased Owner had not previously done so. On or after the Retirement Date, if any Owner dies before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as quickly as under the method of distribution being used as of the date of death.



    If the Annuitant dies before 120 payments have been received, we will make any remaining payments to the Beneficiary. There is no death benefit payable if the Annuitant dies after the Retirement Date.


    Other rules may apply to a Qualified Contract.

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PROCEEDS ON THE RETIREMENT DATE


    You select the Retirement Date. For Non-Qualified Contracts, the Retirement Date may not be after the later of the Annuitant's age 70 or 10 years after the Contract Date. For Qualified Contracts, the Retirement Date must be no later than the Annuitant's age 70 1/2 or such other date as meets the requirements of the Code.



    On the Retirement Date, we will apply the proceeds under the life income annuity payment option with ten years guaranteed, unless you choose to have the proceeds paid under another option or in a lump sum. (See "PAYMENT OPTIONS.") If a payment option is elected, we will apply the Accumulated Value less any applicable Surrender Charge. If a lump sum payment is chosen, we will pay the Net Accumulated Value on the Retirement Date.



    You may change the Retirement Date subject to these limitations:



        - we must receive a written notice at the Home Office at least 30 days before the current Retirement Date;



        - the requested Retirement Date must be a date that is at least 30 days after receipt of the written notice; and



        - the requested Retirement Date must be no later than the Annuitant's 70th birthday or any earlier date required by law.

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PAYMENTS

    We will usually pay any surrender, partial withdrawal or death benefit within seven days of receipt of a written request at the Home Office. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

        - the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

        - the SEC permits by an order the postponement for the protection of owners; or

        - the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account's net assets not reasonably practicable.

    If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

    We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received.
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MODIFICATION

    You may modify your Contract only if one of our officers agrees in writing to such modification.

    Upon notification to you, we may modify your Contract if:

        - necessary to make your Contract or the Account comply with any law or regulation issued by a governmental agency to which the Company is subject;

        - necessary to assure continued qualification of your Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

        -   necessary to reflect a change in the operation of the Account; or

        - the modification provides additional Subaccount and/or fixed accumulation options.

    We will make the appropriate endorsement to your Contract in the event of most such modifications.
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REPORTS TO OWNERS

    We will mail to you, at least annually, a report containing the Accumulated Value of your Contract (reflecting each Subaccount and the Declared Interest Option), premiums paid, withdrawals taken and charges deducted since your last report, and any other information required by any applicable law or regulation.
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INQUIRIES

    You may contact the Company in writing at our Home Office if you have any questions regarding your Contract

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THE DECLARED INTEREST OPTION
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    You may allocate some or all of your premium payments, and transfer some or all of your Accumulated Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Contract Year (subject to a minimum guaranteed interest rate of 3%).

    IN COMPLIANCE WITH SPECIFIC STATE INSURANCE REGULATIONS, THE DECLARED INTEREST OPTION IS NOT AVAILABLE IN ALL STATES. A REGISTERED REPRESENTATIVE CAN PROVIDE INFORMATION ON THE AVAILABILITY OF THIS INVESTMENT OPTION.


    The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the "1933 Act"), and neither the Declared Interest Option nor the Company's General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company's General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


    The portion of your Accumulated Value allocated to the Declared Interest Option (the "Declared Interest Option accumulated value") will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations.
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MINIMUM GUARANTEED AND CURRENT INTEREST RATES

    The Declared Interest Option accumulated value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option accumulated value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates, and any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined in the sole discretion of the Company. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate.

    Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Contract is the rate in effect on your most recent Contract Anniversary. This rate will remain unchanged until your next Contract Anniversary (i.e., for your entire Contract Year). During each Contract Year, your entire Declared Interest Option accumulated value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option accumulated value.

    We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Contract Year.

    CALCULATION OF DECLARED INTEREST OPTION ACCUMULATED VALUE. The Declared Interest Option accumulated value is equal to:

        -   amounts allocated and transferred to it, plus

        -   interest credited, less

        -   amounts deducted, transferred or withdrawn.
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TRANSFERS FROM DECLARED INTEREST OPTION

    You may make an unlimited number of transfers from the Declared Interest Option to any or all of the Subaccounts in each Contract Year. The amount you transfer may not exceed 25% of the Declared Interest Option accumulated value on the date of transfer. However, if the balance after the transfer is less than $1,000, you may transfer the entire amount.
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PAYMENT DEFERRAL

    We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months.

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CHARGES AND DEDUCTIONS
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SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

    CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER. We apply a charge if you make a partial withdrawal from or surrender your Contract during the first nine Contract years.

                CONTRACT YEAR IN WHICH                  CHARGE AS PERCENTAGE OF
                   SURRENDER OCCURS                       AMOUNT SURRENDERED
1                                                                 8.5%
2                                                                   8
3                                                                 7.5
4                                                                   7
5                                                                 6.5
6                                                                   6
7                                                                   5
8                                                                   3
9                                                                   1
10 and after                                                        0

    If Surrender Charges are not sufficient to cover sales expenses, the loss will be borne by the Company; conversely, if the amount of such charges proves more than enough, the Company will retain the excess. In no event will the total Surrender Charges assessed under a Contract exceed 8.5% of the total premiums paid under that Contract.


    If the Contract is being surrendered, the Surrender Charge is deducted from the Accumulated Value in determining the Net Accumulated Value. For a partial withdrawal, the Surrender Charge may, at the election of the Owner, be deducted from the Accumulated Value remaining after the amount requested is withdrawn or be deducted from the amount of the withdrawal requested.


    AMOUNTS NOT SUBJECT TO SURRENDER CHARGE. You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a Surrender Charge. If you subsequently surrender your Contract during the Contract Year, we will apply a Surrender Charge to any partial withdrawals you've taken during the Contract Year. (This right is not cumulative from Contract Year to Contract Year.)


    SURRENDER CHARGE AT THE RETIREMENT DATE. We may assess a Surrender Charge against your Accumulated Value at the Retirement Date. We do not apply a Surrender Charge if you elect to receive a life contingent payment option. If you select fixed annuity payments under payment options 2 or 4, we assess a Surrender Charge by adding the number of years for which payments will be made to the number of Contract Years since your Contract inception and applying this sum in the table of Surrender Charges.



    WAIVER OF SURRENDER CHARGE. We reserve the right to waive the Surrender Charge after your first Policy Year if the Annuitant is terminally ill (as defined in your Contract), stays in a qualified nursing center for 90 days, or is required to satisfy minimum distribution requirements in accordance with the Code. We must receive written notification, before the Retirement Date, at the Home Office in order to activate this waiver.

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ANNUAL ADMINISTRATIVE CHARGE


    We apply an annual administrative charge of $45 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Contract. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Accumulated Value. We do not assess this charge during the annuity payment period.


    We currently waive the annual administrative charge:

        -   with an initial premium payment of $50,000 or greater, or

        - upon a Net Accumulated Value of $50,000 or greater on your Contract Anniversary.

    We may terminate this privilege at any time.
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TRANSFER PROCESSING FEE


    We waive the transfer processing fee for the first twelve transfers during a Contract Year, but may assess a $25 charge for each subsequent transfer. We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.

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MORTALITY AND EXPENSE RISK CHARGE

    We apply a daily mortality and expense risk charge at an annual rate of 1.40% (daily rate of 0.0038091%) (approximately 1.01% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Company for assuming mortality and expense risks.


    The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Owner/Annuitant dies before the Retirement Date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.


    We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.
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INVESTMENT OPTION EXPENSES

    The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. (See the Expense Tables in this prospectus and the accompanying Investment Option prospectuses.)
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PREMIUM TAXES

    Currently, we do not charge for premium taxes levied by various states and other governmental entities on annuity contracts issued by insurance companies. These taxes range up to 3.5% and are subject to change. We reserve the right, however, to deduct such taxes from Accumulated Value.
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OTHER TAXES

    Currently, we do not charge for any federal, state or local taxes incurred by the Company which may be attributable to the Account or the Contracts. We reserve the right, however, to make such a charge in the future.

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PAYMENT OPTIONS
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    The accumulation phase of your Contract ends on the Retirement Date you select (see "DESCRIPTION OF ANNUITY CONTRACT--Proceeds on Retirement Date"). At that time, your proceeds will be applied under a payment option, unless you elect to receive this amount in a single sum. Should you not elect a payment option on the Retirement Date, proceeds will be paid as a life income variable annuity with payments guaranteed for ten years. The proceeds are the amount you apply to a payment option. The amount of proceeds will equal either: (1) the Net Accumulated Value if you are surrendering the Contract; or (2) the death benefit if the Annuitant dies; or (3) the amount of any partial withdrawal you apply to a payment option.



    Prior to the Retirement Date, you may elect to have your proceeds applied under a payment option, or a Beneficiary can have the death benefit applied under a payment option. In either case, the Contract must be surrendered for a lump sum payment to be made, or a supplemental agreement to be issued for the payment option.


    You can choose whether to apply any portion of your proceeds to provide either fixed annuity payments (available under all payment options), variable annuity payments (available under options 3 and 7 only), or a combination of both. If you elect to receive variable annuity payments, then you also must select the Subaccounts to which we will apply your proceeds.

    The annuity payment date is the date you select as of which we compute annuity payments. If you elect to reserve variable annuity payments, the annuity payment date may not be the 29th, 30th or 31st day of any month. We compute the first annuity payment as of the initial annuity payment date you select. All subsequent annuity payments are computed as of annuity payment dates. These dates will be the same day of the month as the initial annuity payment date.

    Monthly annuity payments will be computed as of the same day each month as the initial annuity payment date. Quarterly annuity payments will be computed as of the same day in the 3rd, 6th, 9th, and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Semi-annual annuity payment dates will be computed as of the same day in the 6th and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Annual annuity payments will be computed as of the same day in each year as the initial annuity payment date. If you do not select a payment frequency, we will make monthly payments.
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DESCRIPTION OF PAYMENT OPTIONS

    OPTION 1--INTEREST INCOME. The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

    OPTION 2--INCOME FOR A FIXED TERM. The proceeds are paid in equal installments for a fixed number of years.

    OPTION 3--LIFE INCOME OPTION WITH TERM CERTAIN. The proceeds are paid in equal amounts (at intervals elected by the payee) during the payee's lifetime with the guarantee that payments will be made for a specified number of years.

    OPTION 4--INCOME FOR FIXED AMOUNT. The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest are exhausted.


    OPTION 5--JOINT AND TWO-THIRDS TO SURVIVOR MONTHLY LIFE INCOME. The proceeds are paid in equal installments while two joint payees live. When one payee dies, future payments equal to two-thirds of the initial payment will be made to the survivor for their lifetime.

    OPTION 6--JOINT AND ONE-HALF TO SURVIVING SPOUSE. The proceeds are paid in equal monthly installments while two payees live. When the principal payee dies, the payment to the surviving spouse is reduced by 50%. If the spouse of the principal payee dies first, the payment to the principal payee is not reduced.


    OPTION 7--JOINT AND 100% TO SURVIVOR MONTHLY LIFE INCOME OPTION. The proceeds are paid in monthly installments while two joint payees live. When one payee dies, future payments will be made to the survivor for their lifetime.


    ALTERNATE PAYMENT OPTION. The Company may make available alternative payment options.
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ELECTION OF PAYMENT OPTIONS AND ANNUITY PAYMENTS


    While the Annuitant is living, you may elect, revoke or change a payment option at any time before the Retirement Date. Upon an Annuitant's death, if a payment option is not in effect or if payment will be made in one lump sum under an existing option, the Beneficiary may elect one of the options.


    We will initiate an election, revocation or change of a payment option upon receipt of your written request at the Home Office.

    We have provided a description of the available payment options above. The term "effective date" means the date as of which the proceeds are applied to a payment option. The term "payee" means a person who is entitled to receive payment under a payment option.

    FIXED ANNUITY PAYMENTS. Fixed annuity payments are periodic payments we make to the designated payee. The dollar amount of each payment does not change. We calculate the amount of each fixed annuity payment based on:

        -   the form and duration of the payment option chosen;


        -   the Annuitant's age and sex;


        - the amount of proceeds applied to purchase the fixed annuity payments, and

        -   the applicable annuity purchase rates.

    We use a minimum annual interest rate of 3% to compute fixed annuity payments. We may, in our sole discretion, make fixed annuity payments based on a higher annual interest rate.

    The payee may elect to receive fixed annuity payments under each of the payment options. We reserve the right to refuse the election of a payment option, and to make a lump sum payment to the payee if:


        (1)  the total proceeds would be less than $2,000;


        (2)  the amount of each payment would be less than $20; or

        (3) the payee is an assignee, estate, trustee, partnership, corporation, or association.

    Under Option 1 (Interest Income), the proceeds earn a set interest rate and the payee may elect to receive some or all of the interest in equal periodic payments. Under Option 4 (Income for Fixed Amount), proceeds are paid in amounts and at intervals specified by the payee. For each other payment option, we determine the dollar amount of the first fixed annuity payment by multiplying the dollar amount of proceeds being applied to purchase fixed annuity payments by the annuity purchase rate for the selected payment option. Subsequent fixed annuity payments are of the same dollar amount unless we make payments based on an interest rate different from the interest rate we use to compute the first payment.

    VARIABLE ANNUITY PAYMENTS. Variable annuity payments are periodic payments we make to the designated payee, the amount of which varies from one annuity payment date to the next as a function of the investment performance of the Subaccounts selected to support such payments. The payee may elect to receive variable annuity payments only under Option 3 (Life Income Option with

    Term Certain) and Option 7 (Joint and 100% to Survivor Monthly Life Income Option). We determine the dollar amount of the first variable annuity payment by multiplying the dollar amount of proceeds being applied to purchase variable annuity payments on the effective date by the annuity purchase rate for the selected payment option. Therefore, the dollar amount of the first variable annuity payment will depend on:

        -   the dollar amount of proceeds being applied to a payment option;

        -   the payment option selected;


        -   the age and sex of the Annuitant; and


        - the assumed interest rate used in the variable payment option tables (5% per year).

    We calculate the dollar amount of the initial variable annuity payment attributable to each Subaccount by multiplying the dollar amount of proceeds to be allocated to that Subaccount on the effective date by the annuity purchase rate for the selected payment option. The dollar value of the total initial variable annuity payment is equal to the sum of the payments attributable to each Subaccount.


    An "annuity unit" is a measuring unit we use to monitor the value of the variable annuity payments. We determine the number of annuity units attributable to a Subaccount by dividing the initial variable annuity payment attributable to that Subaccount by the annuity unit value (described below) for that Subaccount for the Valuation Period ending on the effective date or during which the effective date falls if no Valuation Period ends on such date. The number of annuity units attributable to each Subaccount remains constant unless there is an exchange of annuity units (see "EXCHANGING ANNUITY UNITS" below).


    We calculate the dollar amount of each subsequent variable annuity payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending as of the annuity payment date. The dollar value of each subsequent variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

    The annuity unit value for each Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

           (a) is the annuity unit value for the immediately preceding Valuation Period;

           (b) is the net investment factor for that Valuation Period (described below); and
           (c) is the daily assumed interest factor for each day in that Valuation Period. The assumed interest rate we use for variable annuity payment options is 5% per year. The daily assumed interest factor derived from an assumed interest rate of 5% per year is 0.9998663.

    We calculate the net investment factor for each Subaccount for each Valuation Period by dividing (x) by (y) and subtracting (z) from the result where:

        (x) is the net result of:

           1. the value of the net assets in the Subaccount as of the end of the current Valuation Period; PLUS

           2. the amount of investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the current Valuation Period; MINUS

           3. the amount of capital losses, realized or unrealized, charged against the net assets of the Subaccount during the current Valuation Period; PLUS or MINUS

           4. any amount charged against or credited to the Subaccount for taxes, or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount.

        (y) is the net asset value of the Subaccount for the immediately preceding Valuation Period

        (z) is the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

    If the annualized net investment return of a Subaccount for an annuity payment period is equal to the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. If the annualized net investment return of a Subaccount for an annuity payment period exceeds the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will be greater than the payment for the prior period. To the extent that such annualized net investment return is less than the assumed interest rate, the payment for that period will be less than the payment for the prior period.

    For variable annuity payments, we reserve the right to:


           (1) refuse the election of a payment option if total proceeds are less than $5,000;


           (2) refuse to make payments of less than $50 each; or

           (3) make payments at less frequent intervals if payments will be less than $50 each.

    EXCHANGING ANNUITY UNITS. By making a written or telephone request to us at any time after the effective date, the payee may exchange the dollar value of a designated number of annuity units of a particular Subaccount for an equivalent dollar amount of annuity units of another Subaccount. The exchange request will take effect as of the end of the Valuation Period when we receive the request. On the date of the exchange, the dollar amount of a variable annuity payment generated from the annuity units of either Subaccount would be the same. The payee may exchange annuity units of one Subaccount for annuity units of another Subaccount an unlimited number of times. We only permit exchanges of annuity units between the Subaccounts.

    SURRENDERS. By written request, a payee may make a full surrender of the payments remaining in a payment option and receive the surrender value. We do not allow any partial withdrawals of the dollar amounts allocated to a payment option. The surrender value is equal to:

           (a) the commuted value of remaining payments in a payment option;
       MINUS


           (b) a commutation fee that varies by year since the Retirement Date.


    The commuted value is the present value of the remaining stream of payments in a payment option, computed using the assumed interest rate and the annuity unit value(s) calculated as of the date we receive your surrender request. We assume that each payment under a variable payment option would be equal to the sum of the number of annuity units in each Subaccount multiplied by the applicable annuity unit value for each Subaccount.


    We will deduct a commutation fee (surrender charge) on any full surrenders requested during the first six years of a payment option. We assess the commutation fee as a percentage of the original proceeds. The commutation fee begins at 6% during the first year of a payment option and declines by 1% in each of the next five years. Full surrenders requested after the sixth year of a payment option are not subject to a commutation fee. In addition, if you elect to receive variable annuity payments, then we do not assess a Surrender Charge against the proceeds applied to a variable payment option on the Retirement Date, and we will calculate any commutation fee based on the Contract Date. See "FEDERAL TAX MATTERS" for a discussion on the tax consequences of Surrenders.


    Please refer to APPENDIX A for more information on variable annuity payments.

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YIELDS AND TOTAL RETURNS
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    We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

    The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option's total operating expenses. (See the accompanying Investment Option prospectuses.)

    The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12-months and is shown as a percentage of the investment.

    The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52-weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one, five and ten year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Contract charges which were in effect at inception of the Subaccounts.

    The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Contract at the end of each period indicated, but excluding any deductions for premium taxes).

    In addition to standardized average annual total return, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Company may disclose cumulative total return for Contracts funded by Subaccounts.

    Each Investment Option's yield, and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

    In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research

    Data Service ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

    The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by VARDS compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

    Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

    We may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

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FEDERAL TAX MATTERS
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THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION

    This discussion is based on the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws.


    A Contract may be purchased on a non-qualified basis ("Non-Qualified Contract") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Contract"). A Qualified Contract is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the "Code"). The effect of federal income taxes on amounts held under a Contract or annuity payments, and on the economic benefit to the Owner, the Annuitant or the Beneficiary depends on the type of retirement plan, the tax and employment status of the individual concerned, and the Company's tax status. In addition, an individual must satisfy certain requirements in connection with:


        - purchasing a Qualified Contract with proceeds from a tax-qualified plan, and

        -   receiving distributions from a Qualified Contract

    in order to continue to receive favorable tax treatment.

    Therefore, purchasers of Qualified Contracts are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

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TAX STATUS OF THE CONTRACT

    The Company believes that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in Accumulated Value will not be taxable until monies are received from the Contract, either in the form of annuity payments or in some other form. The following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:

    DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code provides that separate account investments must be "adequately diversified" in accordance with Treasury regulations in order for the Contract to qualify as an annuity contract for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. Although the investment adviser of EquiTrust Variable Insurance Series Fund is an affiliate of the Company, we do not have control over the Fund or its investments. Nonetheless, the Company believes that each Investment Option in which the Account owns shares will meet the diversification requirements.


    OWNER CONTROL. In certain circumstances, Owners of variable annuity Contracts may be considered the Owners, for federal income tax purposes, of the assets of the separate account used to support their Contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity Contract owner's gross income. The IRS has stated in published rulings that a variable annuity Contract Owner will be considered the Owner of separate account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Contract Owner), rather than the insurance company, to be treated as the Owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."



    The ownership rights under the Contracts are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that Contract Owners were not Owners of separate account assets. For example, the Contract Owner has additional flexibility in allocating premium payments and Accumulated Values. These differences could result in a Contract Owner being treated as the Owner of a pro rata portion of the assets of the Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the Owner of the assets of the Account.



    REQUIRED DISTRIBUTIONS. In order to be treated as an annuity Contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that:



        - if any Owner dies on or after the Retirement Date but before the interest in the Contract has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and



        - if any Owner dies prior to the date annuity payments begin, the interest in the Contract will be distributed within five years after the date of the Owner's death.



    These requirements will be considered satisfied as to any portion of the Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Owner's death. The Owner's designated Beneficiary is the person designated by such Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.


    Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

    Other rules may apply to Qualified Contracts.
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TAXATION OF ANNUITIES

THE FOLLOWING DISCUSSION ASSUMES THAT THE CONTRACTS WILL QUALIFY AS ANNUITY CONTRACTS FOR FEDERAL INCOME TAX PURPOSES.


    IN GENERAL. Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulated Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.



    NON-NATURAL OWNER. A non-natural Owner of an annuity Contract generally must include any excess of cash value over the "investment in the contract" as income during the taxable year. However, there are some exceptions to this rule. Certain Contracts will generally be treated as held by a natural person if:



        - the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);


        - the Contract is acquired by an estate of a decedent by reason of the death of the decedent;

        -   the Contract is issued in connection with certain Qualified Plans;

        - the Contract is purchased by an employer upon the termination of certain Qualified Plans;

        - the Contract is used in connection with a structured settlement agreement; or

        - the Contract is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.


    A prospective Owner that is not a natural person should discuss these exceptions with their tax adviser.


    THE FOLLOWING DISCUSSION GENERALLY APPLIES TO CONTRACTS OWNED BY NATURAL PERSONS.


    PARTIAL WITHDRAWALS. Under Section 72(e) of the Code, if a partial withdrawal is taken from a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Contract which was not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the investment in the Contract can be zero. Special tax rules may be available for certain distributions from Qualified Contracts, and special rules apply to distributions from Roth IRAs.

    Under Section 72(e) of the Code, if a partial withdrawal is taken from a Non-Qualified Contract (including a withdrawal under the systematic withdrawal option), amounts received are generally first treated as taxable income to the extent that the Accumulated Value immediately before the partial withdrawal exceeds the investment in the Contract at that time. Any additional amount withdrawn is not taxable.



    In the case of a surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the investment in the Contract.



    Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity Contract for another and the Contract received is treated as a new Contract for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to
    Section 1035 transactions and prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.



    ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity Contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.



    TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of the death of the Owner. Generally, such amounts are includible in the income of the recipient as follows:



        - if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or


        - if distributed under a payment option, they are taxed in the same way as annuity payments.

    For these purposes, the investment in the Contract remains the amount of any purchase payments which were not excluded from gross income.

    PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a Non-Qualified Contract, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

        -   made on or after the taxpayer reaches age 59 1/2;


        - made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);


        -   attributable to the taxpayer becoming disabled;

        - as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary;

        - made under certain annuities issued in connection with structured settlement agreements;


        - made under an annuity Contract that is purchased with a single premium when the Retirement Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and


        - any payment allocable to an investment (including earnings thereon) made before August 14, 1982 in a contract issued before that date.

    Other tax penalties may apply to certain distributions under a Qualified Contract. Contract owners should consult their tax adviser.

    ACCOUNT CHARGES. It is possible that the Internal Revenue Service may take a position that any charges or deemed charges for certain optional benefits should be treated as taxable distributions to you. In particular, the Internal Revenue Service could take the position that any deemed charges associated with the Incremental Death Benefit Rider constitute a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to your reaching age 59 1/2. Although we do not believe that these amounts, if any, should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.

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TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

    Certain tax consequences may result upon:

        -   a transfer of ownership of a Contract,


        - the designation of an Annuitant, payee or other beneficiary who is not also the Owner,



        -   the selection of certain Retirement Dates, or


        -   the exchange of a Contract.

    An owner contemplating any of these actions should consult their tax adviser.
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WITHHOLDING


    Generally, distributions from a Contract are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the Owner's tax status. The Owner generally can elect not to have withholding apply.



    Eligible rollover distributions from section 401(a) plans, section 403(a) annuities and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An "eligible rollover distribution" is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

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MULTIPLE CONTRACTS


    All non-qualified deferred annuity Contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity Contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, a Contract Owner should consult a competent tax adviser before purchasing more than one annuity Contract.

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TAXATION OF QUALIFIED CONTRACTS

    The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

        -   contributions in excess of specified limits;

        -   distributions prior to age 59 1/2 (subject to certain exceptions);

        - distributions that do not conform to specified commencement and minimum distribution rules; and

        -   other specified circumstances.


    Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. For qualified plans under
    Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age
    70 1/2. For Roth IRAs under Section 408A, distributions are not required during the Owner's (or plan participant's) lifetime. Brief descriptions follow of the various types of qualified retirement plans available in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of the Code.



    CORPORATE PENSION AND PROFIT SHARING PLANS AND H.R. 10
    PLANS. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.



    INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA". These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Service. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of $2,000 or 100% of Owner's adjusted gross income and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.


    Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

    SIMPLE IRAs. Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation up to $6,000 (as increased for cost of living adjustments). The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

    ROTH IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. Such conversions are subject to a 10% penalty tax if they are distributed before five years have passed since the year of the conversion. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

        -   before age 59 1/2 (subject to certain exceptions), or

        - during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

    TAX SHELTERED ANNUITIES. Section 403(b) of the Code allows employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premiums may be subject to FICA (social security) tax. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:

        - elective contributions made in years beginning after December 31, 1988;

        -   earnings on those contributions; and

        - earnings in such years on amounts held as of the last year beginning before January 1, 1989.

    Distribution of those amounts may only occur upon:

        -   death of the employee,

        -   attainment of age 59 1/2,

        -   separation from service,

        -   disability, or

        -   financial hardship.

    In addition, income attributable to elective contributions may not be distributed in the case of hardship.


    INCREMENTAL DEATH BENEFIT RIDER. The Incremental Death Benefit Rider causes the death benefit to exceed the greater of the premiums paid or the cash value. This death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.



    The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as that contained in the Incremental Death Benefit Rider comports with IRA qualification requirements. The Internal Revenue Service may take the position that use of the Incremental Death Benefit Rider adversely affects the qualification of the Contract as an IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. Consult your tax adviser if you are considering using the Incremental Death Benefit Rider as an IRA.

    RESTRICTIONS UNDER QUALIFIED CONTRACTS. Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.
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POSSIBLE CHARGE FOR THE COMPANY'S TAXES

    The Company currently makes no charge to the Subaccounts for any Federal, state or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Subaccounts or to the Contracts.
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OTHER TAX CONSEQUENCES

    As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each owner or recipient of the distribution. You should consult your tax adviser for further information.

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DISTRIBUTION OF THE CONTRACTS
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    The Contracts will be offered to the public on a continuous basis. We do not anticipate discontinuing the offering of the Contracts, but reserve the right to do so. Applications for Contracts are solicited by agents, who in addition to being licensed by applicable state insurance authorities to sell the variable annuity contracts and/or variable life insurance policies for the Company, are also registered representatives of EquiTrust Marketing, broker-dealers having selling agreements with EquiTrust Marketing or broker-dealers having selling agreements with such broker-dealers. EquiTrust Marketing is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers, Inc. ("NASD") and is an affiliate of the Company.


    EquiTrust Marketing serves as the Principal Underwriter, as defined in the 1940 Act, of the Contracts for the Account pursuant to an Underwriting Agreement between the Company and EquiTrust Marketing and is not obligated to sell any specific number of Contracts. EquiTrust Marketing's principal business address is the same as that of the Company.


    The Company may pay broker-dealers with selling agreements up to an amount equal to 8.5% of the premiums paid under a Contract during the first Contract year, 3% of the premiums paid in the second through ninth Contract years and 1% of the premiums paid in the tenth and subsequent Contract years, as well as other distribution expenses such as production incentive bonuses, agent's insurance and pension benefits, and agency expense allowances. These distribution expenses do not result in any additional charges against the Contracts that are not described under "Charges and Deductions."

    Under the Public Disclosure Program, NASD Regulation ("NASDR") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASDR's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure Program is available from NASDR.

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LEGAL PROCEEDINGS
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    The Company, like other life insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming the Company as a defendant or involving the Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account or the Company.

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VOTING RIGHTS
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    To the extent required by law, the Company will vote the Fund shares held in the Account at regular and special shareholder meetings of the Funds, in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

    The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have Accumulated Value, and may include fractional votes. (You only have voting interest prior to the retirement date.) The number of votes attributable to a Subaccount is determined by dividing your Accumulated Value in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

    The number of votes of an Investment Option which are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by each Fund. For each Subaccount in which you have a voting interest, you will receive proxy materials and reports relating to any meeting of shareholders of the Investment Option in which that Subaccount invests.

    The Company will vote Fund shares attributable to Contracts as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Contracts) in proportion to the voting instructions received with respect to all Contracts participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

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FINANCIAL STATEMENTS
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    The audited balance sheets of the Company as of December 31, 2000 and 1999, and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000, as well as the related Report of Independent Auditors are contained in the Statement of Additional Information. Likewise, the audited statements of net assets for the Account as of December 31, 2000 and the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended, as well as the related Report of Independent Auditors are contained in the Statement of Additional Information.

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APPENDIX A
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CALCULATING VARIABLE ANNUITY PAYMENTS


    The following chart has been prepared to show how investment performance could affect variable annuity payments over time. It illustrates the variable annuity payments under a supplemental agreement issued in consideration of proceeds from a Non-Qualified Contract. The chart illustrates certain variable annuity payments under five hypothetical rate of return scenarios. Of course, the illustrations merely represent what such payments might be under a HYPOTHETICAL supplemental agreement issued for proceeds from a HYPOTHETICAL Contract.



    WHAT THE CHART ILLUSTRATES. The chart illustrates the first monthly payment in each of 25 years under a hypothetical variable payment supplemental agreement issued in consideration of proceeds from a hypothetical Non-Qualified Contract assuming a different hypothetical rate of return for a single Subaccount supporting the agreement. The chart assumes that the first monthly payment in the initial year shown is $1,000.



    HYPOTHETICAL RATES OF RETURN. The variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.57%, 7.14%, 9.57%, and 12.00%. Net of all expenses, these constant returns are: -2.13%, 1.43%, 5.01%, 7.44%, and 9.87%. The first variable annuity payment for each year reflects the 5% Assumed Interest Rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of 0.73% of their average daily net assets. This is the average of Fund expenses shown in the Annual Investment Option Expenses table on page 6. The mortality and expense risk charge is assumed to be at an annual rate of 1.40% of the illustrated Subaccount's average daily net assets.



    THE FIRST MONTHLY VARIABLE ANNUITY PAYMENTS DEPICTED IN THE CHART ARE BASED ON HYPOTHETICAL SUPPLEMENTAL AGREEMENTS AND HYPOTHETICAL INVESTMENT RESULTS AND ARE NOT PROJECTIONS OR INDICATIONS OF FUTURE RESULTS. THE COMPANY DOES NOT GUARANTEE OR EVEN SUGGEST THAT ANY SUBACCOUNT, CONTRACT OR AGREEMENT ISSUED BY IT WOULD GENERATE THESE OR SIMILAR MONTHLY PAYMENTS FOR ANY PERIOD OF TIME. THE CHART IS FOR ILLUSTRATION PURPOSES ONLY AND DOES NOT REPRESENT FUTURE VARIABLE ANNUITY PAYMENTS OR FUTURE INVESTMENT RETURNS. The first variable annuity payment in each year under an actual agreement issued in connection with an actual Contract may be more or less than those shown if the actual returns of the Subaccount(s) selected by the Owner are different from the hypothetical returns. Because it is likely that a Subaccount's investment return will fluctuate over time, variable annuity payments actually received by a payee may be more or less than those shown in this illustration. Also, in an actual case, the total amount of variable annuity payments ultimately received will depend upon the payment option selected, and, for the life contingent options, upon the life of the payee. See the prospectus section titled "PAYMENT OPTIONS--Election of Payment Options and Annuity Payments."


    ASSUMPTIONS ON WHICH THE HYPOTHETICAL AGREEMENT AND CONTRACT ARE BASED. The chart reflects a hypothetical supplemental agreement and Contract. These, in turn, are based on the following assumptions:

        -   The hypothetical Contract is a Non-Qualified Contract

        - The supplemental agreement is issued in consideration of proceeds from the hypothetical Contract


        - The proceeds applied under the agreement represent the entire Net Accumulated Value of the Contract and are allocated to a single Subaccount

        - The single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.57%, 7.14%, 9.57%, and 12.00%

        -   Assumed Interest Rate is 5% per year

        -   The payee elects to receive monthly variable annuity payments

        - The proceeds applied to the purchase of annuity units as of the effective date of the agreement under the annuity payment option selected results in an initial variable annuity payment of $1,000

    For a discussion of how a Contract Owner or payee may elect to receive monthly, quarterly, semi-annual or annual variable annuity payments, see "PAYMENT OPTIONS."

    ASSUMED INTEREST RATE. Among the most important factors that determines the amount of each variable annuity payment is the Assumed Interest Rate. Under supplemental agreements available as of the date of this prospectus, the Assumed Interest Rate is 5%. Variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the Assumed Interest Rate, and will decrease if the annualized net rate of return over the same period is less than the Assumed Interest Rate. (The Assumed Interest Rate is an important component of the net investment factor.) For a detailed discussion of the Assumed Interest Rate and net investment factor, see "PAYMENT OPTIONS."

    THE $1,000 INITIAL MONTHLY VARIABLE ANNUITY PAYMENT. The hypothetical supplemental agreement has an initial monthly variable annuity payment of $1,000. The dollar amount of the first variable annuity payment under an actual agreement will depend upon:

        -   the amount of proceeds applied

        -   the annuity payment option selected

        -   the annuity purchase rates in the agreement on the effective date

        -   the Assumed Interest Rate under the agreement on the effective date


        -   the age of the Annuitant



        -   in most cases, the sex of the Annuitant


    For each column in the chart, the entire proceeds is allocated to a Subaccount having a constant rate of return as shown at the top of the column. However, under an actual agreement, proceeds are often allocated among several Subaccounts. The dollar amount of the first variable annuity payment attributable to each Subaccount is determined under an actual agreement by dividing the dollar value of the proceeds applied to that Subaccount as of the effective date by $1,000, and multiplying the result by the annuity purchase rate in the agreement for the payment option selected. The amount of the first variable annuity payment is the sum of the first payments attributable to each Subaccount to which proceeds were allocated. For a detailed discussion of how the first variable annuity payment is determined, see "PAYMENT OPTIONS." For comparison purposes, hypothetical monthly fixed annuity payments are shown in the column using a 5% net Assumed Interest Rate.

                   INITIAL MONTHLY PAYMENTS FOR EACH YEAR SHOWN,
                         ASSUMING A CONSTANT RATE OF RETURN



CONTRACT                  0.00% GROSS   3.57% GROSS   7.14% GROSS   9.57% GROSS   12.00% GROSS
YEAR                      -2.13% NET     1.44% NET     5.01% NET     7.44% NET     9.87% NET
1                           $1,000        $1,000        $1,000        $1,000        $1,000
2                             932           966          1,000         1,023         1,046
3                             869           933          1,000         1,047         1,095
4                             810           902          1,000         1,071         1,146
5                             755           871          1,000         1,096         1,199
6                             704           842          1,000         1,122         1,254
7                             656           813          1,000         1,148         1,313
8                             611           785          1,000         1,174         1,374
9                             570           759          1,000         1,202         1,437
10                            531           733          1,000         1,230         1,504
11                            495           708          1,000         1,258         1,574
12                            461           684          1,000         1,287         1,647
13                            430           661          1,000         1,317         1,723
14                            401           639          1,000         1,348         1,803
15                            374           617          1,000         1,379         1,887
16                            348           596          1,000         1,411         1,974
17                            325           576          1,000         1,444         2,066
18                            303           556          1,000         1,478         2,161
19                            282           537          1,000         1,512         2,262
20                            263           519          1,000         1,547         2,367
21                            245           502          1,000         1,583         2,476
22                            228           485          1,000         1,620         2,591
23                            213           468          1,000         1,658         2,711
24                            198           452          1,000         1,696         2,837
25                            185           437          1,000         1,736         2,969

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STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
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                                                                           PAGE
                                                                           ----
GENERAL INFORMATION ABOUT THE COMPANY....................................   1
ADDITIONAL CONTRACT PROVISIONS...........................................   1
      The Contract.......................................................   1
      Incontestability...................................................   1
      Misstatement of Age or Sex.........................................   1
      Non-Participation..................................................   1
CALCULATION OF YIELDS AND TOTAL RETURNS..................................   1
      Money Market Subaccount Yields.....................................   1
      Other Subaccount Yields............................................   3
      Average Annual Total Returns.......................................   3
      Other Total Returns................................................   5
      Effect of the Administrative Charge on Performance Data............   5
EXPERTS..................................................................   6
OTHER INFORMATION........................................................   6
FINANCIAL STATEMENTS.....................................................   6


                                    SAI-TOC

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Company at the address shown on the cover of this prospectus.

Name
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Address
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City, State, Zip
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TEAR AT PERFORATION

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

                        EQUITRUST LIFE INSURANCE COMPANY

                             5400 University Avenue
                          West Des Moines, Iowa 50266

                         EQUITRUST LIFE ANNUITY ACCOUNT

         INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium deferred variable annuity contract (the "Contract") offered by EquiTrust Life Insurance Company (the "Company"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectuses for the Contract, and the selected Investment Options of EquiTrust Variable Insurance Series Fund, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc. and Dreyfus Variable Investment Fund. The Prospectus for the Contract is dated the same as this Statement of Additional information. You may obtain a copy of the Prospectuses by writing or calling us at our address or phone number shown above.

                                  May 1, 2001

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                             PAGE
                                                                             ----
GENERAL INFORMATION ABOUT THE COMPANY......................................    1
ADDITIONAL CONTRACT PROVISIONS.............................................    1
      The Contract.........................................................    1
      Incontestability.....................................................    1
      Misstatement of Age or Sex...........................................    1
      Non-Participation....................................................    1
CALCULATION OF YIELDS AND TOTAL RETURNS....................................    1
      Money Market Subaccount Yields.......................................    1
      Other Subaccount Yields..............................................    3
      Average Annual Total Returns.........................................    3
      Other Total Returns..................................................    5
      Effect of the Administrative Charge On Performance Data..............    5
EXPERTS....................................................................    5
OTHER INFORMATION..........................................................    6
FINANCIAL STATEMENTS.......................................................    6

--------------------------------------------------------------------------------

GENERAL INFORMATION ABOUT THE COMPANY
--------------------------------------------------------------------------------


    One hundred percent of the outstanding voting shares of the Company are owned by Farm Bureau Life Insurance Company which is 100% owned by FBL Financial Group, Inc. At December 31, 2000, Iowa Farm Bureau Federation owned 57.30% of the outstanding voting stock of FBL Financial Group, Inc.


    Iowa Farm Bureau Federation is an Iowa not-for-profit corporation, the members of which are county Farm Bureau organizations and their individual members. Iowa Farm Bureau Federation is primarily engaged, through various divisions and subsidiaries, in the formulation, analysis and promotion of programs (at local, state, national and international levels) that are designed to foster the educational, social and economic advancement of its members. The principal offices of Iowa Farm Bureau Federation are at 5400 University Avenue, West Des Moines, Iowa 50266.

--------------------------------------------------------------------------------

ADDITIONAL CONTRACT PROVISIONS
--------------------------------------------------------------------------------

THE CONTRACT

    The Contract includes the application and all other attached papers. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.
--------------------------------------------------------------------------------

INCONTESTABILITY

    We will not contest the Contract from its Contract Date.
--------------------------------------------------------------------------------

MISSTATEMENT OF AGE OR SEX


    If the age or sex of the Annuitant has been misstated, we will pay that amount which the proceeds would have purchased at the correct age and sex.

--------------------------------------------------------------------------------

NON-PARTICIPATION

    The Contracts are not eligible for dividends and will not participate in the Company's divisible surplus.

--------------------------------------------------------------------------------

CALCULATION OF YIELDS AND TOTAL RETURNS
--------------------------------------------------------------------------------

    The Company may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.
--------------------------------------------------------------------------------

MONEY MARKET SUBACCOUNT YIELDS


    Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period. This figure is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract with a balance of 1 unit at the beginning of the period, dividing this net change by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.


    The net change in account value reflects:

        - net income from the Investment Option attributable to the hypothetical account; and

        - charges and deductions imposed under the Contract attributable to the hypothetical account.

    The charges and deductions include per unit charges for the hypothetical account for:


        -   the annual administrative charge and


        -   the mortality and expense risk charge.


    For purposes of calculating current yields for a Contract, an average per unit administrative charge is used based on the $45 administrative charge deducted at the beginning of each Contract Year. Current yield will be calculated according to the following formula:



Current Yield = ((NCS - ES)/UV) X (365/7)

Where:

NCS  =    the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income)
          for the seven-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES   =    per unit expenses attributable to the hypothetical account for the seven-day period.

UV   =    the unit value for the first day of the seven-day period.

Effective Yield = (1 + ((NCS - ES)/UV))TO THE POWER OF 365/7 - 1

Where:

NCS  =    the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income)
          for the seven-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES   =    per unit expenses attributable to the hypothetical account for the seven-day period.

UV   =    the unit value for the first day of the seven-day period.


    The yield for the Money Market Subaccount will be lower than the yield for the Money Market Investment Option due to the charges and deductions imposed under the Contract.

    The current and effective yields of the Money Market Subaccount normally fluctuate on a daily basis and SHOULD NOT ACT AS AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The actual yield is affected by:

        -   changes in interest rates on money market securities,

        -   the average portfolio maturity of the Money Market Investment
            Option,

        - the quality of portfolio securities held by this Investment Option, and

        -   the operating expenses of the Money Market Investment Option.

    Yields may also be presented for other periods of time.

--------------------------------------------------------------------------------

OTHER SUBACCOUNT YIELDS

    Advertisements and sales literature may quote the current annualized yield of one or more of the subaccounts (except the Money Market Subaccount) for a Contract for 30-day or one month periods. The annualized yield of a Subaccount refers to income generated by that Subaccount during a 30-day or one-month period which is assumed to be generated each period over a 12-month period.

    The yield is computed by:

        1) dividing net investment income of the Investment Option attributable to the subaccount units less subaccount expenses for the period; by

        2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by

        3)  compounding that yield for a six-month period; and by

        4)  multiplying that result by 2.


    The annual administrative charge (deducted at the beginning of each Contract
    Year) and mortality and expense risk charge are included in expenses of the Subaccounts. For purposes of calculating the 30-day or one-month yield, an average administrative charge per dollar of Contract value is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:



Yield = 2 X ((((NI - ES)/(U X UV)) + 1) TO THE POWER OF 6 - 1)

Where:

NI   =    net investment income of the Investment Option for the 30-day or one-month period attributable to the subaccount's units.

ES   =    expenses of the subaccount for the 30-day or one-month period.

U    =    the average number of units outstanding.

UV   =    the unit value at the close of the last day in the 30-day or one-month period.


    The yield for each Subaccount will be lower than the yield for the corresponding Investment Option due to the various charges and deductions imposed under the Contract.

    The yield for each Subaccount normally will fluctuate over time and SHOULD NOT ACT AS AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Subaccount's actual yield is affected by the quality of portfolio securities held by the corresponding Investment Option and its operating expenses.

    The Surrender Charge is not considered in the yield calculation.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

    Advertisements and sales literature may also quote average annual total returns for the Subaccounts for various periods of time, including periods before the Subaccounts were in existence. Total return figures are provided for each Subaccount for one, five and ten year periods. Average annual total returns may also be disclosed for other periods of time.

    Adjusted historic average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The last date of each period is the most recent month-end practicable.


    Adjusted historic average annual total returns for each Subaccount are calculated based on the assumption that the Subaccounts were in existence during the stated periods with the level of Contract charges which were in effect at the inception of each Subaccount (see four columns under

    "Investment Option" heading below). For purposes of calculating average annual total return, an average annual administrative charge per dollar of Contract value is used. The calculation also assumes surrender of the Contract at the end of the period. The total return will then be calculated according to the following formula:


TR = (ERV/P) TO THE POWER OF 1/N - 1
Where:
TR   =    the average annual total return net of subaccount recurring charges.
ERV  =    the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.
P    =    a hypothetical initial payment of $1,000.
N    =    the number of years in the period.

    The following chart provides the adjusted historic average annual total return information for the Subaccounts. When a Subaccount has been in existence for at least one year, the chart below provides the actual adjusted average annual total return for the Subaccount as of the end of the period indicated or from the date of inception (i.e., since the first dollar was funded to the Subaccount) calculated according to the formula described above (see the two columns to the right of the chart under the heading "Subaccount").


                                                                    INVESTMENT OPTION                           SUBACCOUNT
                                                    FOR THE    FOR THE    FOR THE     FOR THE PERIOD     FOR THE    FOR THE PERIOD
                                                     1-YEAR     5-YEAR    10-YEAR      FROM DATE OF       1-YEAR     FROM DATE OF
                                                     PERIOD     PERIOD     PERIOD      INCEPTION OF       PERIOD     INCEPTION OF
                                                     ENDED      ENDED      ENDED     INVESTMENT OPTION    ENDED       SUBACCOUNT
SUBACCOUNT (DATE ON WHICH FIRST ACTIVITY OCCURRED)  12/31/00   12/31/00   12/31/00      TO 12/31/00      12/31/00    TO 12/31/00
EquiTrust Variable Insurance Series Fund
  Value Growth(1) (2/9/99)                            6.36%    (2.52)%      5.33%          3.66%           6.13%         0.49%
  High Grade Bond(1) (10/22/98)                       0.64      3.52        6.20           6.91            0.62         (0.45)
  High Yield Bond(1) (12/7/98)                       (7.30)     3.40        8.33           7.72           (7.33)        (4.29)
  Money Market(2) (7/27/98)                          (4.50)     1.84        2.77           2.99           (4.51)        (0.61)
  Blue Chip(3) (8/1/98)                             (17.99)    12.36       14.35          14.67          (17.82)         1.01
T. Rowe Price Equity Series, Inc.
  Equity Income(4) (8/5/98)                           2.70     11.61          --          14.35            3.16          5.43
  Mid-Cap Growth(5) (8/4/98)                         (2.94)       --          --          14.61           (1.67)        12.28
  New America Growth(4) (11/17/98)                  (19.91)     8.64          --          13.10          (19.24)         1.48
  Personal Strategy Balanced(6) (10/22/98)           (4.94)     8.96          --          11.97           (4.61)         4.64
T. Rowe Price International Series, Inc.
  International Stock(4) (8/4/98)                   (26.52)     5.26          --           5.51          (25.96)        (0.20)
Dreyfus Variable Investment Fund
  Appreciation Portfolio(7) (11/17/98)              (10.79)    15.52          --          14.90          (10.63)         2.35
  Disciplined Stock Portfolio(8) (2/9/99)           (18.56)       --          --          14.72          (18.07)        (2.20)
  Growth and Income Portfolio(9) (10/22/98)         (13.65)     9.00          --          14.43          (13.01)         5.84
  International Equity Portfolio(9) (4/20/99)       (25.20)     8.23          --           6.52          (24.26)        10.61
  Small Cap Portfolio(10) (8/4/98)                    2.96      9.91       32.49          31.58            5.03         11.36


    The actual Subaccount total return information and the Investment Option total return information will vary because of the method used to deduct the mortality and expense risk charge from the returns. For Subaccount total return information, the mortality and expense risk charge is calculated based on the daily net assets multiplied by a daily factor and reduced on a daily basis. For Investment

    Option total return information, the mortality and expense risk charge is calculated as a single charge applied at the end of the period on an annualized basis.

         (1) The Value Growth, High Grade Bond and High Yield Bond Portfolios commenced operations October 17, 1987.

         (2)  The Money Market Portfolio commenced operations on February 20,
              1990.

         (3)  The Blue Chip Portfolio commenced operations on October 15, 1990.

         (4) The Equity Income, New America Growth and International Stock Portfolios commenced operations on March 31, 1994.

         (5) The Mid-Cap Growth Portfolio commenced operations on December 31, 1996.

         (6) The Personal Strategy Balanced Portfolio commenced operations on December 30, 1994.

         (7)  The Appreciation Portfolio commenced operations on April 5, 1993.

         (8) The Disciplined Stock Portfolio commenced operations on April 30, 1996.

         (9) The Growth and Income and International Equity Portfolios commenced operations on May 2, 1994.

        (10)  The Small Cap Portfolio commenced operations on August 31, 1990.
--------------------------------------------------------------------------------

OTHER TOTAL RETURNS

    Advertisements and sales literature may also quote average annual total returns which do not reflect the Surrender Charge. These figures are calculated in the same manner as average annual total returns described above, however, the Surrender Charge is not taken into account at the end of the period.

    We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

CTR = (ERV/P) - 1

Where:

CTR  =    The cumulative total return net of subaccount recurring charges for the period.

ERV  =    The ending redeemable value of the hypothetical investment at the end of the period.

P    =    A hypothetical single payment of $1,000.

--------------------------------------------------------------------------------


EFFECT OF THE ADMINISTRATIVE CHARGE ON PERFORMANCE DATA



    We apply an annual administrative charge of $45 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. This charge is deducted from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Accumulated Value. For purposes of reflecting the administrative charge in yield and total return quotations, this annual charge is converted into a per-dollar per-day charge based on the average value of all contracts in the Account on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.


--------------------------------------------------------------------------------


EXPERTS

--------------------------------------------------------------------------------


    All matters relating to Iowa law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts, have been passed upon by Stephen M. Morain, Esquire, Senior Vice President and General Counsel of the Company. Sutherland Asbill & Brennan LLP, Washington D.C. has provided advice on certain matters relating to the federal securities laws.

    The Account's statements of net assets as of December 31, 2000 and the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended, and the balance sheets of the Company at December 31, 2000 and 1999 and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

    A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The Company's statutory-basis financial statements included in this Statement of Additional Information should be considered only as bearing on the Company's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

                         Report of Independent Auditors





The Board of Directors and Participants
EquiTrust Life Insurance Company


We have audited the accompanying individual and combined statements of net assets of EquiTrust Life Annuity Account (comprised of the Value Growth, High Grade Bond, High Yield Bond, Money Market, Blue Chip, Appreciation, Disciplined Stock, Growth and Income, International Equity, Small Cap, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced and International Stock Subaccounts) as of December 31, 2000, and the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the respective subaccounts of EquiTrust Life Annuity Account at December 31, 2000, and the individual and combined results of their operations and changes in their net assets for the periods described above in conformity with accounting principles generally accepted in the United States.

Des Moines, Iowa                      /s/ Ernst & Young LLP
February 23, 2001

                         EquiTrust Life Annuity Account

                            Statements of Net Assets

                                December 31, 2000


ASSETS
Investments in EquiTrust Variable Insurance Series Fund:
   Value Growth Subaccount:
     Value Growth Portfolio, 12,456.84 shares at net asset value
       of $9.92 per share (cost: $110,687)                                 $   123,572
   High Grade Bond Subaccount:
     High Grade Bond Portfolio, 49,556.38 shares at net asset
       value of $9.82 per share (cost: $475,233)                               486,644
   High Yield Bond Subaccount:
     High Yield Bond Portfolio, 53,621.66 shares at net asset value
       of $8.82 per share (cost: $497,939)                                     472,943
   Money Market Subaccount:
     Money Market Portfolio, 195,023.19 shares at net asset value
       of $1.00 per share (cost: $195,023)                                     195,023
   Blue Chip Subaccount:
     Blue Chip Portfolio, 39,438.11 shares at net asset value of
       $39.29 per share (cost: $1,656,901)                                   1,549,523

Investments in Dreyfus Variable Investment Fund:
   Appreciation Subaccount:
     Appreciation Portfolio, 36,116.57 shares at net asset value of
       $38.91 per share (cost: $1,406,447)                                   1,405,296
   Disciplined Stock Subaccount:
     Disciplined Stock Portfolio, 46,194.35 shares at net asset value
       of $24.19 per share (cost: $1,200,632)                                1,117,441
   Growth and Income Subaccount:
     Growth and Income Portfolio, 23,207.04 shares at net asset value
       of $23.48 per share (cost: $578,732)                                    544,901
   International Equity Subaccount:
     International Equity Portfolio, 16,503.55 shares at net asset value
       of $15.34 per share (cost: $332,303)                                    253,164
   Small Cap Subaccount:
     Small Cap Portfolio, 21,920.59 shares at net asset value
       of $40.30 per share (cost: $1,186,613)                                  883,400

Investments in T. Rowe Price Equity Series, Inc.:
   Equity Income Subaccount:
     Equity Income Portfolio, 15,387.42 shares at net asset
       value of $19.55 per share (cost: $295,413)                              300,824
   Mid-Cap Growth Subaccount:
     Mid-Cap Growth Portfolio, 36,480.25 shares at net asset
       value of $18.43 per share (cost: $624,546)                              672,331

                         EquiTrust Life Annuity Account

ASSETS (CONTINUED)
Investments in T. Rowe Price Equity Series, Inc. (continued):
   New America Growth Subaccount:
     New America Growth Portfolio, 16,471.47 shares at net
       asset value of $20.91 per share (cost: $410,726)                    $   344,418
   Personal Strategy Balanced Subaccount:
     Personal Strategy Balanced Portfolio, 45,071.62 shares at
       net asset value of $15.54 per share (cost: $714,358)                    700,413

Investment in T. Rowe Price International Series, Inc.:
   International Stock Subaccount:
     International Stock Portfolio, 13,123.37 shares at net asset
       value of $15.07 per share (cost: $224,112)                              197,769
                                                                        -------------------
Total investments (cost: $9,909,665)                                         9,247,662

LIABILITIES                                                                          -
                                                                        -------------------
COMBINED NET ASSETS                                                         $9,247,662
                                                                        ===================


                                                                                            EXTENDED VALUE
                                                         UNITS             UNIT VALUE
                                                 ------------------------------------------------------------
Net assets are represented by:
   Value Growth Subaccount                            11,195.391729       $11.037744           $   123,572
   High Grade Bond Subaccount                         44,882.204526        10.842686               486,644
   High Yield Bond Subaccount                         47,461.677041         9.964735               472,943
   Money Market Subaccount                            18,074.460538        10.789987               195,023
   Blue Chip Subaccount                              138,161.637907        11.215293             1,549,523
   Appreciation Subaccount                           122,220.137969        11.498071             1,405,296
   Disciplined Stock Subaccount                      106,296.070096        10.512537             1,117,441
   Growth and Income Subaccount                       44,225.085162        12.321092               544,901
   International Equity Subaccount                    19,749.527923        12.818759               253,164
   Small Cap Subaccount                               63,272.729224        13.961778               883,400
   Equity Income Subaccount                           24,354.135395        12.352071               300,824
   Mid-Cap Growth Subaccount                          47,273.050949        14.222290               672,331
   New America Growth Subaccount                      30,498.166355        11.293087               344,418
   Personal Strategy Balanced Subaccount              58,174.369454        12.039889               700,413
   International Stock Subaccount                     18,149.581787        10.896621               197,769
                                                                                          -------------------
Total combined net assets                                                                       $9,247,662
                                                                                          ===================

SEE ACCOMPANYING NOTES.

                         EquiTrust Life Annuity Account

                            Statements of Operations

                          Year ended December 31, 2000



                                                                 VALUE GROWTH    HIGH GRADE BOND   HIGH YIELD BOND    MONEY MARKET
                                                                  SUBACCOUNT       SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                 COMBINED
                                             --------------------------------------------------------------------------------------
Net investment income (operating loss):
   Dividend income                                $ 718,487        $     688          $30,099           $28,359           $17,065
   Mortality and expense risk charges              (109,213)            (910)          (5,844)           (4,774)           (4,187)
                                             --------------------------------------------------------------------------------------
Net investment income (operating loss)              609,274             (222)          24,255            23,585            12,878

Net realized and unrealized gain (loss) on
   investments:
   Net realized gain (loss) from investment
     transactions                                    72,035             (669)          (4,958)           (1,505)                -
   Change in unrealized appreciation/
     depreciation of investments                   (898,789)          14,005           21,250           (16,327)                -
                                             --------------------------------------------------------------------------------------
Net gain (loss) on investments                     (826,754)          13,336           16,292           (17,832)                -
                                             --------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                      $(217,480)         $13,114          $40,547          $  5,753           $12,878
                                             ======================================================================================

                                                                                      DISCIPLINED       GROWTH AND
                                                   BLUE CHIP        APPRECIATION         STOCK            INCOME
                                                   SUBACCOUNT        SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                             --------------------------------------------------------------------------

Net investment income (operating loss):             $   25,166         $ 24,681         $   11,985         $ 22,450
   Dividend income                                     (19,795)         (17,390)           (12,783)          (5,914)
   Mortality and expense risk charges        --------------------------------------------------------------------------
                                                         5,371            7,291               (798)          16,536
Net investment income (operating loss)

Net realized and unrealized gain (loss) on
   investments:
   Net realized gain (loss) from investment
     transactions                                       16,000           12,017             20,376            6,763
   Change in unrealized appreciation/
     depreciation of investments                      (170,235)         (42,410)          (122,810)         (47,662)
                                             --------------------------------------------------------------------------
Net gain (loss) on investments                        (154,235)         (30,393)          (102,434)         (40,899)
                                             --------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                         $(148,864)        $(23,102)         $(103,232)        $(24,363)
                                             ==========================================================================

                         EquiTrust Life Annuity Account

                                                      INTERNATIONAL       SMALL CAP        EQUITY INCOME       MID-CAP GROWTH
                                                    EQUITY SUBACCOUNT    SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                                    ---------------------------------------------------------------------------
Net investment income:
   Dividend income                                        $ 38,130          $391,897            $21,077             $11,376
   Mortality and expense risk charges                       (3,033)           (8,658)            (3,517)             (6,754)
                                                    ---------------------------------------------------------------------------
Net investment income                                       35,097           383,239             17,560               4,622

Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) from investment
    transactions                                             2,822             9,458             (3,539)             20,078
   Change in unrealized appreciation/depreciation
      of investments                                       (91,093)         (332,559)            21,495               7,121
                                                    ---------------------------------------------------------------------------
Net gain (loss) on investments                             (88,271)         (323,101)            17,956              27,199
Net increase (decrease) in net assets resulting
 from operations                                          $(53,174)        $  60,138            $35,516             $31,821
                                                    ======================================================================

SEE ACCOMPANYING NOTES.

                                                        NEW AMERICA GROWTH    PERSONAL STRATEGY      INTERNATIONAL
                                                            SUBACCOUNT        BALANCED SUBACCOUNT   STOCK SUBACCOUNT
                                                      ----------------------------------------------------------------
Net investment income:
   Dividend income                                            $ 38,164              $50,118             $   7,232
   Mortality and expense risk charges                           (5,522)              (7,442)               (2,690)
                                                      ----------------------------------------------------------------
Net investment income                                           32,642               42,676                 4,542

Net realized and unrealized gain (loss) on
 investments:                                                   (5,423)              (5,442)                6,057
   Net realized gain (loss) from investment
    transactions                                               (77,190)             (10,208)              (52,166)
   Change in unrealized appreciation/depreciation     ----------------------------------------------------------------
      of investments                                           (82,613)             (15,650)              (46,109)
                                                      ----------------------------------------------------------------
Net gain (loss) on investments
Net increase (decrease) in net assets resulting               $(49,971)             $27,026              $(41,567)
 from operations                                      ================================================================

                         EquiTrust Life Annuity Account

                       Statements of Changes in Net Assets



                                                         COMBINED                 VALUE GROWTH SUBACCOUNT
                                              -------------------------------   ----------------------------
                                                  YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                   2000            1999             2000          1999
                                              -------------------------------   ----------------------------
Operations:
   Net investment income (operating loss)       $   609,274   $     76,548      $      (222)   $    (217)
   Net realized gain (loss) from investment
     transactions                                    72,035         17,694             (669)      (1,610)
   Change in unrealized appreciation/
     depreciation of investments                   (898,789)       216,604           14,005       (1,120)
                                              -------------------------------   ----------------------------
Net increase (decrease) in net assets
   resulting from operations                       (217,480)       310,846           13,114       (2,947)

Capital share transactions:
   Transfers of net premiums                      4,061,107      5,018,843           56,858       13,959
   Transfers of surrenders                         (292,814)       (28,565)          (1,481)           -
   Transfers of administrative charges              (10,341)           (89)            (122)           -
   Transfers between subaccounts, including
     fixed interest subaccount                      (53,643)        80,443           26,032       18,159
                                              -------------------------------   ----------------------------
Net increase (decrease) in net assets
   resulting from capital share transactions      3,704,309      5,070,632           81,287       32,118
                                              -------------------------------   ----------------------------
Total increase (decrease) in net assets           3,486,829      5,381,478           94,401       29,171

Net assets at beginning of period                 5,760,833        379,355           29,171            -
                                              -------------------------------   ----------------------------
Net assets at end of period                      $9,247,662     $5,760,833         $123,572      $29,171
                                              ===============================   ============================

                                              HIGH GRADE BOND SUBACCOUNT  HIGH YIELD BOND SUBACCOUNT  MONEY MARKET SUBACCOUNT
                                              --------------------------  --------------------------  ------------------------
                                                YEAR ENDED DECEMBER 31      YEAR ENDED DECEMBER 31    YEAR ENDED DECEMBER 31
                                                2000           1999         2000          1999        2000           1999
                                              --------------------------------------------------------------------------------
Operations:
   Net investment income (operating loss)     $  24,255     $    8,994     $  23,585   $    7,411     $  12,878   $     5,964
   Net realized gain (loss) from investment
     transactions                                (4,958)        (1,445)       (1,505)      (1,325)            -             -
   Change in unrealized appreciation/
     depreciation of investments                 21,250         (9,861)      (16,327)      (8,597)            -             -
                                              --------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                     40,547         (2,312)        5,753       (2,511)       12,878         5,964

Capital share transactions:
   Transfers of net premiums                     99,872        302,044       170,216      161,235       848,798     1,573,179
   Transfers of surrenders                      (41,084)        (6,271)       (3,086)      (2,703)       (1,590)            -
   Transfers of administrative charges             (581)            (8)         (446)           -          (110)            -
   Transfers between subaccounts, including
     fixed interest subaccount                   (2,430)        49,796        88,069       31,819     1,237,619)   (1,006,477)
                                              --------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from capital share transactions     55,777        345,561       254,753      190,351      (390,521)      566,702
                                              --------------------------------------------------------------------------------
Total increase (decrease) in net assets          96,324        343,249       260,506      187,840      (377,643)      572,666

Net assets at beginning of period               390,320         47,071       212,437       24,597       572,666             -
                                              --------------------------------------------------------------------------------
Net assets at end of period                    $486,644       $390,320      $472,943     $212,437      $195,023   $   572,666
                                              ================================================================================

                         EquiTrust Life Annuity Account

                                                 BLUE CHIP SUBACCOUNT           APPRECIATION SUBACCOUNT
                                             ------------------------------  -------------------------------
                                                YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                  2000           1999             2000            1999
                                             ------------------------------  -------------------------------
Operations:
   Net investment income (operating loss)    $       5,371   $     (5,048)   $       7,291     $    3,420
   Net realized gain from investment
     transactions                                  16,000           3,274           12,017          5,435
   Change in unrealized appreciation/
     depreciation of investments                 (170,235)         58,838          (42,410)        38,988
                                             ------------------------------  -------------------------------
Net increase (decrease) in net assets
   resulting from operations                     (148,864)         57,064          (23,102)        47,843

Capital share transactions:
   Transfers of net premiums                      474,686         732,479          352,478        750,086
   Transfers of surrenders                        (52,918)         (5,673)         (23,873)          (888)
   Transfers of administrative charges             (1,537)            (19)          (1,492)            (1)
   Transfers between subaccounts, including
     fixed interest subaccount                    214,646         194,446          102,636        163,039
                                             ------------------------------  -------------------------------
Net increase in net assets resulting from
   capital share transactions                     634,877         921,233          429,749        912,236
                                             ------------------------------  -------------------------------
Total increase in net assets                      486,013         978,297          406,647        960,079

Net assets at beginning of period               1,063,510          85,213          998,649         38,570
                                             ------------------------------  -------------------------------
Net assets at end of period                    $1,549,523      $1,063,510       $1,405,296       $998,649
                                             ==============================  ===============================


                                                    DISCIPLINED STOCK      GROWTH AND INCOME       INTERNATIONAL EQUITY
                                                      SUBACCOUNT              SUBACCOUNT                SUBACCOUNT
                                               ------------------------  ----------------------  ----------------------
                                                 YEAR ENDED DECEMBER 31  YEAR ENDED DECEMBER 31  YEAR ENDED DECEMBER 31
                                                    2000         1999         2000     1999          2000         1999
                                               ------------------------  ----------------------  ----------------------
Operations:
   Net investment income (operating loss)     $      (798)   $  2,309    $  16,536  $  7,909     $  35,097    $  1,795
   Net realized gain from investment
     transactions                                  20,376         694        6,763     2,496         2,822         180
   Change in unrealized appreciation/
     depreciation of investments                 (122,810)     39,619      (47,662)   11,891       (91,093)     11,954
                                             ------------------------------------------------- ------------------------
Net increase (decrease) in net assets
   resulting from operations                     (103,232)     42,622      (24,363)   22,296       (53,174)     13,929

Capital share transactions:
   Transfers of net premiums                      566,827     326,531      258,593   189,756       163,219      13,661
   Transfers of surrenders                        (12,606)       (941)     (48,686)   (3,447)       (4,127)       (105)
   Transfers of administrative charges             (1,321)          -         (803)       (9)         (284)          -
   Transfers between subaccounts, including
     fixed interest subaccount                    187,750     111,811       68,223    59,046        84,614      35,431
                                             ------------------------------------------------- ------------------------
Net increase in net assets resulting from
   capital share transactions                     740,650     437,401      277,327   245,346       243,422      48,987
                                             ------------------------------------------------- ------------------------
Total increase in net assets                      637,418     480,023      252,964   267,642       190,248      62,916

Net assets at beginning of period                 480,023           -      291,937    24,295        62,916           -
                                             ------------------------------------------------- ------------------------
Net assets at end of period                    $1,117,441    $480,023     $544,901  $291,937      $253,164     $62,916
                                             ================================================= ========================

                         EquiTrust Life Annuity Account

                                                SMALL CAP SUBACCOUNT          EQUITY INCOME SUBACCOUNT
                                            -----------------------------  -------------------------------
                                               YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                 2000          1999            2000            1999
                                            -----------------------------  -------------------------------
Operations:
   Net investment income (operating loss)      $383,239     $   (1,426)      $  17,560     $    8,989
   Net realized gain (loss) from
     investment transactions                      9,458            964          (3,539)           247
   Change in unrealized appreciation/
     depreciation of investments               (332,559)        29,343          21,495        (16,177)
                                            -----------------------------  -------------------------------
Net increase (decrease) in net assets
   resulting from operations                     60,138         28,881          35,516         (6,941)

Capital share transactions:
   Transfers of net premiums                    320,097        163,168          83,990        136,430
   Transfers of surrenders                      (20,073)             -         (25,331)        (2,489)
   Transfers of administrative charges             (972)            (4)           (490)           (19)
   Transfers between subaccounts,
     including fixed interest subaccount        248,321         83,730          (5,068)        61,800
                                            -----------------------------  -------------------------------
Net increase in net assets resulting from
   capital share transactions                   547,373        246,894          53,101        195,722
                                            -----------------------------  -------------------------------
Total increase in net assets                    607,511        275,775          88,617        188,781

Net assets at beginning of period               275,889            114         212,207         23,426
                                            -----------------------------  -------------------------------
Net assets at end of period                    $883,400       $275,889        $300,824       $212,207
                                            =============================  ===============================

                                      18

                                               MID-CAP GROWTH          NEW AMERICA GROWTH       PERSONAL STRATEGY
                                                SUBACCOUNT                 SUBACCOUNT         BALANCED SUBACCOUNT
                                          -------------------------  ------------------------------------------------
                                           YEAR ENDED DECEMBER 31    YEAR ENDED DECEMBER 31    YEAR ENDED DECEMBER 31
                                              2000         1999        2000         1999          2000         1999
                                          ---------------------------------------------------------------------------
Operations:
   Net investment income (operating loss)  $    4,622   $    1,111   $  32,642    $  17,399   $  42,676    $  16,647
   Net realized gain (loss) from
     investment transactions                   20,078        4,033      (5,423)       3,430      (5,442)          54
   Change in unrealized appreciation/
     depreciation of investments                7,121       33,850     (77,190)       6,175     (10,208)      (4,121)
                                         ----------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                   31,821       38,994     (49,971)      27,004      27,026       12,580

Capital share transactions:
   Transfers of net premiums                  211,616      110,406      81,802      186,437     293,516      267,636
   Transfers of surrenders                    (12,806)      (2,225)     (8,731)        (653)    (35,879)      (3,170)
   Transfers of administrative charges           (561)         (14)       (555)          (1)       (759)          (9)
   Transfers between subaccounts,
     including fixed interest subaccount      140,611       83,763     (11,759)      79,223      29,438       86,426
                                         ----------------------------------------------------------------------------
Net increase in net assets resulting from
   capital share transactions                 338,860      191,930      60,757      265,006     286,316      350,883
                                         ----------------------------------------------------------------------------
Total increase in net assets                  370,681      230,924      10,786      292,010     313,342      363,463

Net assets at beginning of period             301,650       70,726     333,632       41,622     387,071       23,608
                                         ----------------------------------------------------------------------------
Net assets at end of period                  $672,331     $301,650    $344,418     $333,632    $700,413     $387,071
                                         ============================================================================

                         EquiTrust Life Annuity Account

                                                                         INTERNATIONAL STOCK SUBACCOUNT
                                                                         --------------------------------
                                                                             YEAR ENDED DECEMBER 31
                                                                              2000            1999
                                                                         --------------------------------
Operations:
   Net investment income                                                 $    4,542     $    1,291
   Net realized gain from investment transactions                             6,057          1,267
   Change in unrealized appreciation/depreciation of investments            (52,166)        25,822
                                                                       --------------------------------
Net increase (decrease) in net assets resulting from operations             (41,567)        28,380

Capital share transactions:
   Transfers of net premiums                                                 78,539         91,836
   Transfers of surrenders                                                     (543)             -
   Transfers of administrative charges                                         (308)            (5)
   Transfers between subaccounts, including fixed interest
     subaccount                                                              12,893         28,431
                                                                       --------------------------------
Net increase in net assets resulting from capital share transactions         90,581        120,262
                                                                       --------------------------------
Total increase in net assets                                                 49,014        148,642

Net assets at beginning of period                                           148,755            113
                                                                       --------------------------------
Net assets at end of period                                                $197,769       $148,755
                                                                       ================================


SEE ACCOMPANYING NOTES.

                         EquiTrust Life Annuity Account

                          Notes to Financial Statements

                                December 31, 2000




1. SIGNIFICANT ACCOUNTING POLICIES

EquiTrust Life Annuity Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within EquiTrust Life Insurance Company (the Company) to fund flexible premium deferred variable annuity insurance policies.

The Account has available fifteen separate subaccounts, each of which invests solely, as directed by contract owners, in a different portfolio of EquiTrust Variable Insurance Series Fund, Dreyfus Variable Investment Fund, T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. (the Funds), which are open-end, diversified management investment companies. Contract owners also may direct investments to a fixed interest subaccount held in the general assets of the Company.

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. On January 1, 1999, the Account adjusted its cost basis from the average cost method to the first-in, first-out method. This change had the effect of changing accumulated unrealized appreciation (depreciation) on investments, with an offsetting amount recorded to accumulated undistributed net realized gain (loss). This increased (decreased) the cost basis as follows for the following subaccounts: High Grade Bond - $(18); Blue Chip - $81, Growth and Income - $65, Equity Income - $48, Mid-Cap - $(2), and Personal Strategy Balanced - $43. This change had no affect on the statement of net assets at December 31, 2000 and 1999 or the statement of operations for the periods indicated herein.

Dividends paid to the Account are automatically reinvested in shares of the Funds on the payable date.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Account's financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2. EXPENSE CHARGES

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

                         EquiTrust Life Annuity Account

2. EXPENSE CHARGES (CONTINUED)

MORTALITY AND EXPENSE RISK CHARGES: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.40% of the average daily net asset value of the Account. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

ADMINISTRATIVE CHARGE: Prior to the annuity payment period, the Company will deduct an annual administrative charge of $45 to reimburse it for administrative expenses related to the contract. A portion of this charge may be deducted from funds held in the fixed interest subaccount.

SURRENDER CHARGE: A surrender charge is imposed in the event of a full or partial surrender during the first nine contract years. During the second through ninth contract years, this charge is not assessed on the first 10% of cash value surrendered. The amount charged is 8.5% of the amount surrendered during the first contract year and declines by .5% in each of the next five contract years, by 1% in the sixth year and by 2% for the next three contract years. No surrender charge is deducted if the partial surrender or surrender occurs after nine full contract years.

TRANSFER CHARGE: A transfer charge of $25 will be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year.

3. FEDERAL INCOME TAXES

The operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income or net realized gain on investments. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.

                         EquiTrust Life Annuity Account

4. INVESTMENT TRANSACTIONS

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount are as follows:

                                                               YEAR ENDED DECEMBER 31
                                                        2000                           1999
                                            -----------------------------  ------------------------------
                                              PURCHASES        SALES          PURCHASES        SALES
                                            -----------------------------  ------------------------------
Value Growth Subaccount                     $     88,638   $       7,573   $     48,915    $     17,014
High Grade Bond Subaccount                       199,789        119,757         379,534          24,979
High Yield Bond Subaccount                       297,179         18,841         256,914          59,152
Money Market Subaccount                          837,420      1,215,063       1,398,826         826,160
Blue Chip Subaccount                             845,200        204,952         933,693          17,508
Appreciation Subaccount                          659,905        222,865         972,288          56,632
Disciplined Stock Subaccount                     920,177        180,325         471,874          32,164
Growth and Income Subaccount                     367,668         73,805         272,598          19,343
International Equity Subaccount                  321,467         42,948          51,963           1,181
Small Cap Subaccount                             967,298         36,686         254,060           8,592
Equity Income Subaccount                         114,806         44,145         213,910           9,199
Mid-Cap Growth Subaccount                        407,809         64,327         216,025          22,984
New America Growth Subaccount                    229,092        135,693         305,366          22,961
Personal Strategy Balanced Subaccount            521,217        192,225         402,634          35,104
International Stock Subaccount                   141,895         46,772         144,763          23,210
                                            -----------------------------  ------------------------------
Combined                                      $6,919,560     $2,605,977      $6,323,363      $1,176,183
                                            =============================  ==============================

                         EquiTrust Life Annuity Account

5. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

Transactions in units of each subaccount were as follows:

                                                                                             NET INCREASE
                                          UNITS SOLD              UNITS REDEEMED              (DECREASE)
                                    ---------- ------------    --------- ------------    --------- ------------
                                      UNITS      AMOUNT         UNITS      AMOUNT         UNITS      AMOUNT
                                    ---------- ------------    --------- ------------    --------- ------------
YEAR ENDED DECEMBER 31, 2000
Value Growth Subaccount                8,843   $    87,949         691   $     6,662        8,152  $    81,287
High Grade Bond Subaccount            16,629       169,689      11,204       113,912        5,425       55,777
High Yield Bond Subaccount            27,210       268,820       1,415        14,067       25,795      254,753
Money Market Subaccount               77,974       820,467     115,339     1,210,988      (37,365)    (390,521)
Blue Chip Subaccount                  68,067       820,034      15,454       185,157       52,613      634,877
Appreciation Subaccount               54,568       635,225      17,566       205,476       37,002      429,749
Disciplined Stock Subaccount          79,244       908,192      14,020       167,542       65,224      740,650
Growth and Income Subaccount          26,841       345,219       5,243        67,892       21,598      277,327
International Equity Subaccount       18,598       283,337       2,919        39,915       15,679      243,422
Small Cap Subaccount                  42,747       575,401       2,009        28,028       40,738      547,373
Equity Income Subaccount               8,810        93,729       3,725        40,628        5,085       53,101
Mid-Cap Growth Subaccount             28,513       396,433       4,001        57,573       24,512      338,860
New America Growth Subaccount         15,318       190,927      11,014       130,170        4,304       60,757
Personal Strategy Balanced
   Subaccount                         40,690       471,098      16,067       184,782       24,623      286,316
International Stock Subaccount        10,714       134,664       3,660        44,083        7,054       90,581
                                    ---------- ------------    --------- ------------    --------- ------------
Combined                             524,766    $6,201,184     224,327    $2,496,875      300,439   $3,704,309
                                    ========== ============    ========= ============    ========= ============

YEAR ENDED DECEMBER 31, 1999
Value Growth Subaccount                4,782   $   48,915        1,739       16,797         3,043  $    32,118
High Grade Bond Subaccount            37,067      368,104        2,281       22,543        34,786      345,561
High Yield Bond Subaccount            24,986      247,966        5,775       57,615        19,211      190,351
Money Market Subaccount              136,300    1,390,389       80,861      823,687        55,439      566,702
Blue Chip Subaccount                  78,340      932,555          966       11,322        77,374      921,233
Appreciation Subaccount               86,154      963,230        4,551       50,994        81,603      912,236
Disciplined Stock Subaccount          43,927      467,191        2,855       29,790        41,072      437,401
Growth and Income Subaccount          21,964      262,859        1,495       17,513        20,469      245,346
International Equity Subaccount        4,160       50,012           90        1,025         4,070       48,987
Small Cap Subaccount                  23,171      254,053          647        7,159        22,524      246,894
Equity Income Subaccount              17,809      203,616          703        7,894        17,106      195,722
Mid-Cap Growth Subaccount             18,120      212,907        1,797       20,977        16,323      191,930
New America Growth Subaccount         24,331      286,023        1,752       21,017        22,579      265,006
Personal Strategy Balanced
   Subaccount                         34,374      383,980        3,002       33,097        31,372      350,883
International Stock Subaccount        13,179      142,703        2,094       22,441        11,085      120,262
                                    ---------- ------------    --------- ------------    --------- ------------
Combined                             568,664   $6,214,503      110,608   $1,143,871       458,056   $5,070,632
                                    ========== ============    ========= ============    ========= ============

                         EquiTrust Life Annuity Account

6. NET ASSETS

The Account has an unlimited number of units of beneficial interest authorized with no par value. Net assets as of December 31, 2000 consisted of:

                                                                                                 HIGH YIELD
                                                                VALUE GROWTH    HIGH GRADE          BOND
                                                    COMBINED     SUBACCOUNT   BOND SUBACCOUNT    SUBACCOUNT
                                                  -----------------------------------------------------------
Paid-in capital                                     $9,129,928     $113,405       $448,115        $469,658
Accumulated undistributed net investment income
   (loss)                                              689,576         (439)        33,515          31,111
Accumulated undistributed net realized gain
   (loss) from investment transactions                  90,161       (2,279)        (6,397)         (2,830)
Net unrealized appreciation (depreciation) of
   investments                                        (662,003)      12,885         11,411         (24,996)
                                                  -----------------------------------------------------------
Net assets                                          $9,247,662     $123,572       $486,644        $472,943
                                                  ===========================================================
                                                                                                 DISCIPLINED
                                                  MONEY MARKET    BLUE CHIP      APPRECIATION       STOCK
                                                   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                  ------------------------------------------------------------
Paid-in capital                                       $176,181     $1,637,336     $1,378,134    $1,178,051
Accumulated undistributed net investment income
                                                        18,842            184         10,857         1,511
Accumulated undistributed net realized gain from
   investment transactions                                   -         19,381         17,456        21,070
Net unrealized depreciation of investments                   -       (107,378)        (1,151)      (83,191)
                                                  ------------------------------------------------------------
Net assets                                            $195,023     $1,549,523     $1,405,296    $1,117,441
                                                  ============================================================
                                                 GROWTH AND    INTERNATIONAL
                                                   INCOME         EQUITY         SMALL CAP       EQUITY INCOME
                                                 SUBACCOUNT     SUBACCOUNT      SUBACCOUNT         SUBACCOUNT
                                               ---------------------------------------------------------------
Paid-in capital                                   $544,876         $292,409       $794,377         $271,334
Accumulated undistributed net investment
   income                                           24,449           36,892        381,815           27,283
Accumulated undistributed net realized gain
   (loss) from investment transactions               9,407            3,002         10,421           (3,204)
Net unrealized appreciation (depreciation) of
   investments                                     (33,831)         (79,139)      (303,213)           5,411
                                               ---------------------------------------------------------------
Net assets                                        $544,901         $253,164       $883,400         $300,824
                                               ===============================================================

                         EquiTrust Life Annuity Account

6. NET ASSETS (CONTINUED)

                                                                                 PERSONAL
                                                  MID-CAP       NEW AMERICA      STRATEGY      INTERNATIONAL
                                                   GROWTH         GROWTH         BALANCED          STOCK
                                                 SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                               ---------------------------------------------------------------
Paid-in capital                                   $593,777        $361,913        $659,409         $210,953
Accumulated undistributed net investment
   income                                            6,659          50,799          60,263            5,835
Accumulated undistributed net realized gain
   (loss) from investment transactions              24,110          (1,986)         (5,314)           7,324
Net unrealized appreciation (depreciation) of
   investments                                      47,785         (66,308)        (13,945)         (26,343)
                                               ---------------------------------------------------------------
Net assets                                        $672,331        $344,418        $700,413         $197,769
                                               ===============================================================

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder
EquiTrust Life Insurance Company

We have audited the accompanying balance sheets of EquiTrust Life Insurance Company as of December 31, 2000 and 1999, and the related statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EquiTrust Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Des Moines, Iowa
February 5, 2001

                        EQUITRUST LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                   DECEMBER 31,
                                -------------------
                                  2000       1999
                                -------------------
ASSETS
Investments:
  Fixed maturities--available
    for sale, at market
    (amortized cost:
    2000--$43,662;
    1999--$46,261)              $43,388    $ 43,919
  Policy loans                       76          --
  Short-term investments          3,030       5,363
                                -------------------
Total investments                46,494      49,282
Cash and cash equivalents           790       1,249
Accrued investment income           396         432
Reinsurance recoverable           6,472      29,319
Deferred policy acquisition
  costs                           3,796       1,240
Current income taxes
  recoverable                       494          --
Deferred income taxes                --         943
Goodwill, less accumulated
  amortization of $226 in 2000
  and $150 in 1999                1,308       1,384
Other assets                        470         695
Assets held in separate
  accounts                       35,910      17,596
                                -------------------
Total assets                    $96,130    $102,140
                                ===================
LIABILITIES AND STOCKHOLDER'S
  EQUITY
Liabilities:
  Policy liabilities and
    accruals:
    Future policy benefits:
      Interest sensitive
        products                 23,922      41,703
      Traditional life
        insurance                   800       8,958
      Unearned revenue reserve       88          21
    Other policy claims and
      benefits                      463         525
                                -------------------
                                 25,273      51,207
Other policyholders'
  funds--supplementary
  contracts without life
  contingencies                     102          --
Amounts payable to affiliates       822         664
Current income taxes payable         --         268
Deferred income taxes               189          --
Other liabilities                   514         847
Liabilities related to
  separate accounts              35,910      17,596
                                -------------------
Total liabilities                62,810      70,582
COMMITMENTS AND CONTINGENCIES
Stockholder's equity:
  Common stock, par value
    $1,500 per
    share--authorized 2,500
    shares, issued and
    outstanding 2,000 shares      3,000       3,000
  Additional paid-in capital     28,998      28,998
  Accumulated other
    comprehensive loss             (179)     (1,523)
  Retained earnings               1,501       1,083
                                -------------------
Total stockholder's equity       33,320      31,558
                                -------------------
Total liabilities and
  stockholder's equity          $96,130    $102,140
                                ===================

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME
                             (DOLLARS IN THOUSANDS)

                                     YEAR ENDED DECEMBER 31,
                                ----------------------------------
                                   2000        1999        1998
                                ----------------------------------
Revenues:
  Interest sensitive product
    charges                     $      677  $      191  $        6
  Net investment income              3,269       3,253       1,415
  Realized gains (losses) on
    investments                       (139)         44          26
  Other income                         148         276         149
                                ----------------------------------
Total revenues                       3,955       3,764       1,596
Benefits and expenses:
  Interest sensitive product
    benefits                         1,008       1,078          94
  Underwriting, acquisition
    and insurance expenses           2,603       1,772         961
                                ----------------------------------
Total benefits and expenses          3,611       2,850       1,055
                                ----------------------------------
                                       344         914         541
Income tax expense (benefit)           (74)        225         183
                                ----------------------------------
Net income                      $      418  $      689  $      358
                                ==================================

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                 STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                             (DOLLARS IN THOUSANDS)

                                                                     ACCUMULATED
                                                       ADDITIONAL       OTHER                      TOTAL
                                             COMMON     PAID-IN     COMPREHENSIVE   RETAINED   STOCKHOLDER'S
                                             STOCK      CAPITAL     INCOME (LOSS)   EARNINGS      EQUITY
                                            ----------------------------------------------------------------
Balance at January 1, 1998                   $3,000      $ 6,658       $    --       $   36       $ 9,694
  Comprehensive income:
    Net income for 1998                          --           --            --          358           358
    Change in net unrealized investment
      gains/ losses                              --           --           388           --           388
                                                                                                  -------
  Total comprehensive income                                                                          746
  Capital contribution from parent               --       22,340            --           --        22,340
                                            ----------------------------------------------------------------
Balance at December 31, 1998                  3,000       28,998           388          394        32,780
  Comprehensive income (loss):
    Net income for 1999                          --           --            --          689           689
    Change in net unrealized investment
      gains/ losses                              --           --        (1,911)          --        (1,911)
                                                                                                  -------
  Total comprehensive loss                                                                         (1,222)
                                            ----------------------------------------------------------------
Balance at December 31, 1999                  3,000       28,998        (1,523)       1,083        31,558
  Comprehensive income:
    Net income for 2000                          --           --            --          418           418
    Change in net unrealized investment
      gains/ losses                              --           --         1,344           --         1,344
                                                                                                  -------
  Total comprehensive income                                                                        1,762
                                            ----------------------------------------------------------------
Balance at December 31, 2000                 $3,000      $28,998       $  (179)      $1,501       $33,320
                                            ================================================================

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              ------------------------------
OPERATING ACTIVITIES
Net income                                                    $    418   $    689   $    358
Adjustments to reconcile net income to net cash provided by
 operating activities:
  Adjustments related to interest sensitive products:
    Interest credited to account balances                          927      1,034         94
    Charges for mortality and administration                      (763)      (246)        (5)
    Deferral of unearned revenues                                   68         20          1
    Amortization of unearned revenue reserve                        (1)        --         --
  Provision for amortization                                        90        124        113
  Realized losses (gains) on investments                           139        (44)       (26)
  Policy acquisition costs deferred                             (2,630)    (1,171)       (60)
  Amortization of deferred policy acquisition costs                 74         (9)        --
  Provision for deferred income taxes                              408         29       (152)
  Other                                                           (740)       255        975
                                                              ------------------------------
Net cash provided by (used in) operating activities             (2,010)       681      1,298
INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
  Fixed maturities--available for sale                           4,821      8,481      1,801
  Policy loans                                                     122         --         --
  Short-term investments--net                                    2,333     17,617         --
                                                              ------------------------------
                                                                 7,276     26,098      1,801
Acquisition of investments:
  Fixed maturities--available for sale                          (2,373)   (24,424)   (11,782)
  Policy loans                                                    (198)        --         --
  Short-term investments--net                                       --         --    (20,388)
                                                              ------------------------------
                                                                (2,571)   (24,424)   (32,170)
                                                              ------------------------------
Net cash provided by (used in) investing activities              4,705      1,674    (30,369)
FINANCING ACTIVITIES
Receipts from interest sensitive and variable products
 credited to policyholder account balances                      20,991     18,380     22,528
Return of policyholder account balances on interest
 sensitive and variable products                               (24,145)   (19,494)      (949)
Capital contribution from parent                                    --         --      7,500
                                                              ------------------------------
Net cash provided by (used in) financing activities             (3,154)    (1,114)    29,079
                                                              ------------------------------
Increase (decrease) in cash and cash equivalents                  (459)     1,241          8
Cash and cash equivalents at beginning of year                   1,249          8         --
                                                              ------------------------------
Cash and cash equivalents at end of year                      $    790   $  1,249   $      8
                                                              ==============================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for income taxes during the year                    $    280   $    230   $     34

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

EquiTrust Life Insurance Company (we or the Company), a wholly-owned subsidiary of Farm Bureau Life Insurance Company (Farm Bureau Life) which, in-turn, is wholly-owned by FBL Financial Group, Inc., operates in the life insurance industry. We market our products, which consist primarily of variable universal life insurance policies and variable annuity contracts, to individuals primarily through alliances with other Farm Bureau organizations, other insurers and a regional broker-dealer. We are licensed to do business in 42 states and the District of Columbia.

INVESTMENTS

FIXED MATURITIES: Fixed maturity securities which may be sold are designated as "available for sale." Available for sale securities are reported at market value and unrealized gains and losses on these securities are included directly in stockholder's equity as a component of accumulated other comprehensive income or loss. The unrealized gains and losses included in accumulated other comprehensive income or loss are reduced by a provision for deferred income taxes and adjustments to deferred policy acquisition costs and unearned revenue reserve that would have been required as a charge or credit to income had these amounts been realized. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities' expected lives.

OTHER INVESTMENTS: Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts.

REALIZED GAINS AND LOSSES ON INVESTMENTS: The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value in the investment is reduced to its estimated realizable value, or fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments. Realized gains and losses on sales are determined on the basis of specific identification of investments. If we expect that an issuer of a security will modify its payment pattern from contractual terms but no writedown is required, future investment income is recognized at the rate implicit in the calculation of net realizable value under the expected payment pattern.

MARKET VALUES: Market values of fixed maturity securities are reported based on quoted market prices, where available. Market values of fixed maturity securities not actively traded in a liquid market are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds.

CASH AND CASH EQUIVALENTS

For purposes of our statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

DEFERRED POLICY ACQUISITION COSTS

To the extent recoverable from future policy revenues and gross profits, certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, have been deferred.

These costs are being amortized generally in proportion to expected gross profits from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
GOODWILL

Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired. Goodwill is amortized on a straight-line basis over a period of 20 years. The carrying value of goodwill is regularly reviewed for indicators of impairment in value, which in the view of management are other than temporary. If facts and circumstances suggest that goodwill is impaired, we assess the fair value of the underlying business and reduce goodwill to an amount that results in the book value of the underlying business approximating fair value. We have not recorded any such writedowns during 2000, 1999 or 1998.

FUTURE POLICY BENEFITS

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

Interest crediting rates for interest sensitive products ranged from 5.00% to 5.75% in 2000, 1999 and 1998.

The unearned revenue reserve reflects the unamortized balance of the excess of first year administration charges over renewal period administration charges (policy initiation fees) on interest sensitive products. These excess charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.

GUARANTY FUND ASSESSMENTS

From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes.

We had undiscounted reserves of $25,000 at December 31, 2000 and $34,000 at December 31, 1999 to cover estimated future assessments on known insolvencies. We had assets of $48,000 at December 31, 2000 and 1999 representing estimated premium tax offsets on paid and future assessments. Expenses (credits) incurred for guaranty fund assessments, net of related premium tax offsets, totaled ($4,000) in 2000, ($5,000) in 1999 and $41,000 in 1998. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid during 2001 and substantially all the related future premium tax offsets will be realized during the six year period ending December 31, 2006. We believe the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

DEFERRED INCOME TAXES

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in our accompanying balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of income.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
RECOGNITION OF PREMIUM REVENUES AND COSTS

Revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. Expenses related to these products include interest credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances and amortization of deferred policy acquisition costs.

Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs.

REINSURANCE

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. The cost of reinsurance ceded and income from reinsurance assumed are generally amortized over the contract periods of the reinsurance agreements.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded.

Farm Bureau Life has guaranteed that it will maintain a minimum statutory capitalization level for us, sufficient to maintain a favorable statutory risk based capital ratio. Any increase in capital to maintain the ratio would result in an increase in our parent's investment in us.

COMPREHENSIVE INCOME (LOSS)

Unrealized gains and losses on our available for-sale securities are included in accumulated other comprehensive income (loss) in stockholder's equity. Other comprehensive income (loss) excludes net investment gains (losses) included in net income which merely represent transfers from unrealized to realized gains and losses. These amounts totaled ($90,000) in 2000, $29,000 in 1999 and $17,000 in 1998. These amounts, which have been measured through the date of sale, are net of income taxes totaling $49,000 in 2000, ($15,000) in 1999 and ($9,000) in 1998.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the calculation of deferred policy acquisition costs, policyholder liabilities and accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

PENDING ACCOUNTING CHANGE

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (Statement) No. 133, "Accounting for Derivative Instruments and Hedging Activities." In June 2000, the FASB issued Statement No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." Statement No. 133 requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. Accounting for gains or losses resulting from changes in the values of those derivatives is dependent on the use of the derivative and whether it qualifies for hedge accounting. Statement No. 133 allows companies to transfer securities classified as held for investment to either the available-for-sale or trading categories in connection with the adoption of the new standard. Statement
No. 138 amends Statement No. 133 to clarify the appropriate accounting for certain hedging transactions. We adopted the Statements on January 1, 2001, their effective dates.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Because of our minimal use of derivatives, we do not anticipate that the adoption of the new Statements will have a significant effect on our earnings or financial position. However, at December 31, 2000, we do own two convertible fixed maturity securities with a carrying value of $793,000. The conversion features on these securities are considered embedded derivatives and, accordingly, changes in fair value of the conversion features will be reflected in net income in future periods. The fair value of these embedded derivatives is estimated to be $97,000 at December 31, 2000. Since it is not possible to predict future changes in fair value, the impact of adopting the Statements on these securities cannot be predicted. The cumulative effect of this accounting change on net income, representing the difference in accumulated net unrealized capital gains (losses) under the two methods, totaled $47,000.

2.  INVESTMENT OPERATIONS

FIXED MATURITIES

The following table contains amortized cost and estimated market value information on fixed maturities:

                                                                     GROSS       GROSS
                                                      AMORTIZED    UNREALIZED  UNREALIZED   ESTIMATED
                                                        COST         GAINS       LOSSES    MARKET VALUE
                                                    ---------------------------------------------------
                                                                  (DOLLARS IN THOUSANDS)
DECEMBER 31, 2000
Bonds:
  United States Government and agencies                $ 1,636       $    4     $    (1)     $ 1,639
  State, municipal and other governments                 1,508           25         (26)       1,507
  Public utilities                                       1,722           37         (37)       1,722
  Corporate securities                                   8,555           23        (151)       8,427
  Mortgage and asset-backed securities                  30,241          220        (368)      30,093
                                                    ---------------------------------------------------
Total fixed maturities                                 $43,662       $  309     $  (583)     $43,388
                                                    ===================================================
DECEMBER 31, 1999
Bonds:
  United States Government and agencies                $ 2,700       $   --     $   (19)     $ 2,681
  State, municipal and other governments                 1,009           --         (89)         920
  Public utilities                                       1,867           --         (96)       1,771
  Corporate securities                                   9,422           48        (463)       9,007
  Mortgage and asset-backed securities                  31,263           --      (1,723)      29,540
                                                    ---------------------------------------------------
Total fixed maturities                                 $46,261       $   48     $(2,390)     $43,919
                                                    ===================================================

Short-term investments have been excluded from the above schedule as amortized cost approximates market value for these securities.

The carrying value and estimated market value of our portfolio of fixed maturity securities at December 31, 2000, by contractual maturity, are shown below. Expected maturities will differ from

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              AMORTIZED    ESTIMATED
                                                                COST      MARKET VALUE
                                                              ------------------------
                                                               (DOLLARS IN THOUSANDS)
Due in one year or less                                        $ 2,142       $ 2,140
Due after one year through five years                            4,411         4,409
Due after five years through ten years                           2,614         2,599
                                                              ------------------------
Due after ten years                                              4,254         4,147
                                                                13,421        13,295
Mortgage and asset-backed securities                            30,241        30,093
                                                              ------------------------
                                                               $43,662       $43,388
                                                              ========================

The following table summarizes the components of net unrealized investment losses on fixed maturity securities classified as available for sale. There were no offsetting adjustments to deferred policy acquisition costs or unearned revenue reserve as such potential adjustments for unrealized losses were negligible at December 31, 2000 and were limited by the original amounts deferred plus interest at December 31, 1999.

                                                                    DECEMBER 31,
                                                              -------------------------
                                                                2000             1999
                                                              -------------------------
                                                               (DOLLARS IN THOUSANDS)
Unrealized depreciation on fixed maturity securities           $(274)          $(2,342)
Provision for deferred income taxes                               95               819
                                                              -------------------------
Net unrealized investment losses                               $(179)          $(1,523)
                                                              =========================

NET INVESTMENT INCOME

Components of net investment income are as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Fixed maturity securities                                      $3,098     $3,046     $1,175
Short-term investments                                            267        324        194
Other                                                               3         (4)        65
                                                              ------------------------------
                                                                3,368      3,366      1,434
Less investment expenses                                          (99)      (113)       (19)
                                                              ------------------------------
Net investment income                                          $3,269     $3,253     $1,415
                                                              ==============================

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
REALIZED AND UNREALIZED GAINS AND LOSSES

Realized gains (losses) and the change in unrealized appreciation/depreciation on investments are summarized below:

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
REALIZED
Realized gains (losses) on fixed maturities--available for
 sale                                                          $ (139)   $    44      $ 26
                                                              ==============================
UNREALIZED
Change in unrealized appreciation/depreciation of fixed
 maturities--available for sale                                $2,068    $(2,940)     $597
                                                              ==============================

An analysis of sales, maturities and principal repayments of our fixed maturities portfolio is as follows:

                                                                    GROSS REALIZED  GROSS REALIZED
                                                    AMORTIZED COST      GAINS           LOSSES       PROCEEDS
                                                    -----------------------------------------------------------
                                                                      (DOLLARS IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2000
Scheduled principal repayments and calls                $2,956          $   --          $   --        $2,956
Sales                                                    2,004               1            (140)        1,865
                                                    -----------------------------------------------------------
  Total                                                 $4,960          $    1          $ (140)       $4,821
                                                    ===========================================================
YEAR ENDED DECEMBER 31, 1999
Scheduled principal repayments and calls                $4,375          $   --          $   --        $4,375
Sales                                                    4,062              44              --         4,106
                                                    -----------------------------------------------------------
  Total                                                 $8,437          $   44          $   --        $8,481
                                                    ===========================================================
YEAR ENDED DECEMBER 31, 1998
Scheduled principal repayments and calls                $  750          $   --          $   --        $  750
Sales                                                    1,025              26              --         1,051
                                                    -----------------------------------------------------------
  Total                                                 $1,775          $   26          $   --        $1,801
                                                    ===========================================================

There were no realized losses on fixed maturities incurred as a result of writedowns for other than temporary impairment of fixed maturity securities during 2000, 1999 or 1998.

Income taxes (credits) include a provision of ($49,000) in 2000, $15,000 in 1999 and $9,000 in 1998 for the tax effect of realized gains and losses on investments.

OTHER

At December 31, 2000, affidavits of deposits covering investments with a carrying value totaling $46,455,000 were on deposit with state agencies to meet regulatory requirements.

We had no investments which have been non-income producing for the twelve months preceding December 31, 2000.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder's equity at December 31, 2000.

During 2000, we sold one fixed maturity security with an estimated fair value of $422,000 to our parent. We recognized a loss of $78,000 on the sale.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
During 1998, our parent contributed fixed maturity securities to us with a book value of $14,840,000 and fair value of $15,123,000. This capital contribution was recorded at book value. The securities were subsequently classified as available for sale and marked to market.

3.  FAIR VALUES OF FINANCIAL INSTRUMENTS
Statement No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent our underlying value.

We used the following methods and assumptions in estimating our fair value disclosures for financial instruments.

FIXED MATURITY SECURITIES: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over
U. S. Treasury bonds.

CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

ASSETS HELD IN SEPARATE ACCOUNTS: Separate account assets are reported at estimated fair value in our balance sheets.

FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' FUNDS: Fair values of our liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities and supplementary contracts) are estimated at cash surrender value, the cost we would incur to extinguish the liability. We are not required to estimate the fair value of our liabilities under other insurance contracts.

LIABILITIES RELATED TO SEPARATE ACCOUNTS: Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)
The following sets forth a comparison of the fair values and carrying values of our financial instruments subject to the provisions of Statement No. 107:

                                                                           DECEMBER 31,
                                                           ---------------------------------------------
                                                                   2000                    1999
                                                           ---------------------   ---------------------
                                                           CARRYING                CARRYING
                                                            VALUE     FAIR VALUE    VALUE     FAIR VALUE
                                                           ---------------------------------------------
                                                                      (DOLLARS IN THOUSANDS)
ASSETS
Fixed maturities                                           $43,388      $43,388    $43,919      $43,919
Policy loans                                                    76           87         --           --
Cash and short-term investments                              3,820        3,820      6,612        6,612
Assets held in separate accounts                            35,910       35,910     17,596       17,596
LIABILITIES
Future policy benefits                                     $18,004      $17,920    $20,205      $20,150
Other policyholders' funds                                     102          102         --           --
Liabilities related to separate accounts                    35,910       32,141     17,596       16,544

4.  REINSURANCE AND POLICY PROVISIONS
In the normal course of business, we seek to limit our exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to risk classification of the insured with retention limits ranging up to $100,000 of coverage per individual life. Amounts in excess of $100,000 are ceded to our parent, Farm Bureau Life. We do not use financial or surplus relief reinsurance. Life insurance in force ceded totaled $206,461,000 (69.2% of total life insurance in force) at December 31, 2000 and $400,103,000 (93.5% of total life insurance in force) at December 31, 1999.

In addition to the cession of risks in excess of specific retention limits, we also have reinsurance agreements with variable alliance partners to cede a specified percentage of risks associated with variable universal life and variable annuity contracts. Under these agreements, we pay the alliance partners their reinsurance percentage of charges and deductions collected on the reinsured polices. The alliance partners in return pay us their reinsurance percentage of benefits in excess of related account balances. In addition, the alliance partners pay us an expense allowance for certain new business, development and maintenance costs on the reinsured contracts.

Certain business has been reinsured to Clarica Life Insurance Company U.S. (Clarica Life-U.S.) under an assumption reinsurance agreement. Under the agreement, Clarica Life-U.S. agreed to use its best efforts to secure appropriate policyholder and regulatory approvals to effectuate the transfer of risk from us to Clarica Life-U.S. State rules and regulations require different levels of approval with respect to such transfers. To date, we have not received appropriate policyholder and/or regulatory approval to novate all the risk under assumption reinsurance. As a result, this business has been treated as being reinsured under indemnity reinsurance arrangements for the fiscal years ended December 31, 2000, 1999 and 1998.

In total, insurance premiums and product charges have been reduced by $1,074,000 in 2000, $2,865,000 in 1999 and $4,490,000 in 1998 and insurance benefits have been reduced by $749,000 in 2000, $2,436,000 in 1999 and $5,615,000 in 1998 as a
result of cession agreements.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. REINSURANCE AND POLICY PROVISIONS (CONTINUED) allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

We assume variable annuity business from two alliance partners through a modified coinsurance arrangement. Product charges from this business totaled $102,000 in 2000, $3,000 in 1999 and $1,000 in 1998. In 1998, we assumed a block of ordinary annuity policies with reserves totaling $22,334,000 from another alliance partner.

5.  INCOME TAXES
We file a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing benefits to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.

Income tax expenses (credits) are included in the financial statements as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Taxes provided in statements of income:
  Current                                                      $(482)    $   196     $ 335
  Deferred                                                       408          29      (152)
                                                              ------------------------------
                                                                 (74)        225       183
                                                              ==============================
Taxes provided in statement of changes in stockholder's
 equity--change in net unrealized investment
 gains/losses--deferred                                          724      (1,029)      209
                                                              ------------------------------
                                                               $ 650     $  (804)    $ 392
                                                              ==============================

The effective tax rate on income before income taxes is different from the prevailing federal income tax rate as follows:

                                                                        YEAR ENDED
                                                                       DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Income before income taxes                                     $ 344       $914       $541
                                                              ==============================
Income tax at federal statutory rate (35%)                     $ 120       $320       $189
Tax effect (decrease) of:
  Tax-exempt dividend income                                    (217)       (13)        --
  Other items                                                     23        (82)        (6)
                                                              ------------------------------
Income tax expense (credit)                                    $ (74)      $225       $183
                                                              ==============================

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  INCOME TAXES (CONTINUED)
The tax effect of temporary differences giving rise to our deferred income tax assets and liabilities is as follows:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                2000          1999
                                                              ----------------------
                                                              (DOLLARS IN THOUSANDS)
Deferred income tax liabilities:
  Deferred policy acquisition costs                           $ 1,019       $   265
  Modified coinsurance                                            536           190
  Other                                                            49            25
                                                              ----------------------
                                                                1,604           480
Deferred income tax assets:
  Fixed maturity securities                                      (154)         (881)
  Future policy benefits                                          (74)          (81)
  Recoverable from reinsurers                                    (299)           --
  Transfers to separate accounts                                 (888)         (428)
  Other                                                            --           (33)
                                                              ----------------------
                                                               (1,415)       (1,423)
                                                              ----------------------
Deferred income tax liability (asset)                         $   189       $  (943)
                                                              ======================

6.  RETIREMENT AND COMPENSATION PLANS
We participate with several affiliates in various defined benefit plans covering substantially all of our employees. The benefits of these plans are based primarily on years of service and employees' compensation. Net periodic pension cost of the plans is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $101,000 in 2000, $51,000 in 1999 and $5,000 in 1998.

We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contribute FBL Financial
Group, Inc. stock in amounts equal to 50 percent of an employee's contributions up to four percent of the annual salary contributed by the employees. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each employer. Related expense totaled $9,000 in 2000, $4,000 in 1999 and less than $1,000 in 1998.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retired full-time employees who have worked ten years and attained age 55 while in service. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Postretirement benefit expense aggregated $3,000 for 2000 and $2,000 for 1999. There was no expense allocated to us during 1998.

7.  STATUTORY INFORMATION
Our financial statements included herein differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is carried at fair value rather than generally being carried at amortized cost;
(b) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred;
(c) future policy benefit reserves on certain interest sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (d) deferred income taxes are provided for the difference between the financial statement and income tax bases of assets and liabilities; (e) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statements of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.  STATUTORY INFORMATION (CONTINUED)
maturity security; (f) declines in the estimated realizable value of investments are charged to the statements of income when such declines are judged to be other than temporary rather than through the establishment of a formula-determined statutory investment reserve (carried as a liability), changes in which are charged directly to surplus; (g) bills receivable and certain other assets designated as "non-admitted assets" for statutory purposes are reported as assets rather than being charged to surplus; (h) revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (i) pension income or expense is recognized in accordance with Statement No. 87, "Employers' Accounting for Pensions" rather than in accordance with rules and regulations permitted by the Employee Retirement Income Security Act of 1974; and
(j) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

Our net income (loss), as determined in accordance with statutory accounting practices, was ($370,000) in 2000, $404,000 in 1999 and $279,000 in 1998. Our
statutory net gain (loss) from operations, which excludes realized gains and losses, totaled ($291,000) in 2000, $404,000 in 1999 and $278,000 in 1998. Our
total statutory capital and surplus was $30,960,000 at December 31, 2000 and $31,338,000 at December 31, 1999.

Our ability to pay dividends to our parent company is restricted because prior approval of the Iowa insurance commissioner is required for payment of dividends to the stockholder which exceed an annual limitation. During 2000, we could pay dividends to our parent of $3,096,000 without prior approval of insurance regulatory authorities.

The National Association of Insurance Commissioners has revised the ACCOUNTING PRACTICES AND PROCEDURES MANUAL, the guidance that defines statutory accounting principles. The revised manual will be effective January 1, 2001, and has been adopted by the State of Iowa, our state of domicile. The revised manual will result in changes to the accounting practices that we will use to prepare our statutory-basis financial statements. Management believes the impact of these changes to our statutory-basis capital and surplus as of January 1, 2001 will not be significant.

8.  MANAGEMENT AND OTHER AGREEMENTS
We share certain office facilities and services with the Iowa Farm Bureau Federation, the majority owner of FBL Financial Group, Inc., and its affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of salaries and related expenses, travel and other operating costs.

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administration and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the Iowa Farm Bureau Federation, provides certain management services to us under a separate arrangement. We incurred related expenses totaling $531,000 in 2000, $285,000 in 1999 and $7,000 in 1998 for
these services.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $80,000 during 2000 and $42,000 during 1999 under these agreements. We did not incur any expenses during 1998 under these agreements.

EquiTrust Investment Management Services, Inc., an indirect wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $44,000 during 2000, $53,000 during 1999 and $19,000 during 1998 relating to these services.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STAEMENTS (CONTINUED)

9.  COMMITMENTS AND CONTINGENCIES
In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 2000, management is not aware of any claims for which a material loss is reasonably possible. Clarica Life-U.S., as part of the sale agreement for the Company, has assumed all accrued, absolute and contingent liabilities that may arise out of or related to the business with us prior to December 30, 1997.

Our parent leases its home office properties under a 15-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2000 are as follows: 2001--$45,000; 2002--$45,000;
2003--$49,000, 2004--$50,000; 2005--$50,000 and thereafter, through
2013--$393,000. Rent expense for the lease totaled $98,000 in 2000 and $51,000 in 1999. We did not incur any rent expense during 1998 for the lease.

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


(a)(1)* All Financial Statements are included in either the Prospectus or the Statement of Additional Information as indicated therein.

   (2)*  Schedules I, IV


All required financial statements are included in Part B.

(b) Exhibits


 (1)  Certified resolution of the board of directors of EquiTrust Life Insurance
      Company (the "Company") establishing EquiTrust Life Annuity Account (the
      "Account").(1)

 (2)  Not Applicable.

(3)*  (a) Underwriting Agreement.

      (b) Form of Sales Agreement.(2)

      (c) Form of Wholesaling Agreement.(2)

   *  (d) Paying Agent Agreement.

 (4)  (a) Contract Form.(1)

      (b) Variable Settlement Agreement.(3)

      (c) Incremental Death Benefit Rider.(4)

 (5)  Contract Application.(2)

 (6)  (a) Articles of Incorporation of the Company.(1)

      (b) By-Laws of the Company.(1)

 (7)  Not Applicable.

 (8)  (a) Participation agreement relating to EquiTrust Variable Insurance
      Series Fund.(2)

      (b) Participation agreement relating to Dreyfus Variable Investment
      Fund.(2)

      (c) Participation agreement relating to T. Rowe Price Equity Series, Inc.
      and T. Rowe Price International Series, Inc.(2)

(9)*  Opinion and Consent of Stephen M. Morain, Esquire.

(10)* (a) Consent of Sutherland Asbill & Brennan LLP.

   *  (b) Consent of Ernst & Young LLP.

   *  (c) Opinion and Consent of Christopher G. Daniels, FSA, MAAA, Life Product
      Development and Pricing Vice President.

(11)  Not Applicable.

(12)  Not Applicable.

(13)  Not Applicable.

(14)  Powers of Attorney.(1)


------------------------

*   Attached as an exhibit.


(1) Incorporated herein by reference to the Initial Filing of this Registration Statement (File No. 333-46597) on February 19, 1998.



(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-46597) filed on June 9, 1998.



(3) Incorporated herein by reference to Post-Effective amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-46597) filed on
    February 23, 2000.



(4) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (File No. 333-46597) filed on
    February 23, 2001.

ITEM 25.  DIRECTORS AND OFFICERS OF THE COMPANY


Incorporated herein by reference to the prospectus in the Form S-6 registration statement (File No. 333-45813) for certain variable life insurance contracts issued by the Company and filed with the Commission on April 26, 2001.


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by FBL Financial Group, Inc. This Company and its affiliates are described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by FBL Financial Group, Inc., may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of the owners of their common stock (where applicable), are set forth on the following diagram.

SEE ORGANIZATION CHART ON FOLLOWING PAGE

                           FBL FINANCIAL GROUP, INC.
                                OWNERSHIP CHART
                                    12/31/00


                                                        FBL Financial
                                                         Group, Inc.
                                                              /
                                                              /
--------------------------------------------------------------
                      /               /               /
                      /               /               /
                 Farm Bureau    FBL Financial        FBL
                Life Insurance  Group Capital     Financial
                   Company          Trust       Services, Inc.
                      /                               /
                      /                               /
                      /                               /
----------------------------------------------        /
      /               /               /               /
      /               /               /               /
  EquiTrust          FBL          Universal           /
Life Insurance   Real Estate       Assurors           /
   Company      Ventures, Ltd.   Life Ins Co          /
                                ----------------------------------------------------------------------------------------------
                                      /               /               /               /               /               /
                                      /               /               /               /               /               /
                                  Western AG         FBL             FBL          EquiTrust       EquiTrust       EquiTrust
                                  Insurance        Leasing        Insurance       Investment        Market         Assigned
                                 Agency, Inc.   Services, Inc.    Brokerage,      Management    Services, LLC      Benefit
                                                                     Inc.       Services, Inc.                     Company
                                                                                      .
                                                                                      .
                                                                                      .
                                                                                      .
                                                                                      .
                                                                ..............................................
                                                                      .               .               .
                                                                      .               .               .
                                                                      .               .               .
                                                                  EquiTrust       EquiTrust       EquiTrust
                                                                 Series Fund,    Money Market    Variable Ins
                                                                     Inc.            Fund        Series Fund


------------------------
 .... Management Agreement

ITEM 27.  NUMBER OF CONTRACT OWNERS

As of February 5, 2001, there were 511 contract owners.

ITEM 28.  INDEMNIFICATION

Article XII of the Company's By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.
Article XII also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) EquiTrust Marketing Services, LLC is the registrant's principal underwriter and also serves as the principal underwriter of certain variable annuity contracts and variable life insurance policies issued by other separate accounts of the Company or its life insurance company affiliates supporting other variable products, or to variable annuity and variable life insurance separate accounts of insurance companies not affiliated with the Company.

(b) Officers and Managers of EquiTrust Marketing Services, LLC


NAME AND PRINCIPAL BUSINESS
ADDRESS*                        POSITIONS AND OFFICES
Stephen M. Morain               General Counsel and Assistant Secretary, Iowa Farm Bureau
Senior Vice President, General    Federation; General Counsel, Secretary and Director, Farm Bureau
Counsel and Manager               Management Corporation; Senior Vice President, General Counsel and
                                  Director, FBL Financial Group, Inc.
William J. Oddy                 Chief Executive Officer and Director, FBL Financial Group, Inc.
Chief Executive Officer, Chief
Financial Officer and Manager
Dennis M. Marker                Vice President--Investment Administration, FBL Financial
Vice President--Investment        Group, Inc.
Administration and Manager
Jo Ann Rumelhart                Executive Vice President and General Manager--Life Cos., FBL
Executive Vice President and      Financial Group, Inc.
Manager
Timothy J. Hoffman              Chief Administrative Officer, FBL Financial Group, Inc.
Chief Administrative Officer
and Manager
James W. Noyce                  Chief Financial Officer, FBL Financial Group, Inc.
Vice President, Treasurer and
Manager
Thomas E. Burlingame            Vice President--Associate General Counsel, FBL Financial
Vice President and Manager        Group, Inc.
John M. Paule                   Chief Marketing Officer, FBL Financial Group, Inc.
Chief Marketing Officer and
Manager
Lynn E. Wilson                  Vice President--Life Sales, FBL Financial Group, Inc.
President and Manager

NAME AND PRINCIPAL BUSINESS
ADDRESS*                        POSITIONS AND OFFICES
Lou Ann Sandburg                Vice President--Investments and Assistant Treasurer, FBL Financial
Vice President--Investments,      Group, Inc.
Assistant Treasurer and
Manager
James P. Brannen                Vice President--Controller, FBL Financial Group, Inc.
Vice President--Controller
Robert A. Simons                Senior Counsel--Investments, FBL Financial Group, Inc.
Senior Counsel--Investments
Sue A. Cornick                  Sr. Market Conduct and Mutual Funds Vice President and Secretary,
Sr. Market Conduct and Mutual     EquiTrust Investment Management Services, Inc., EquiTrust Money
Funds Vice President and          Market Fund, Inc., EquiTrust Series Fund, Inc. and EquiTrust
Secretary                         Variable Insurance Series Fund.
Kristi Rojohn                   Director, Investment Compliance and Assistant Secretary, EquiTrust
Director, Investment              Investment Management Services, Inc.; Assistant Secretary,
Compliance and Assistant          EquiTrust Money Market Fund, Inc., EquiTrust Series Fund, Inc. and
Secretary                         EquiTrust Variable Insurance SeriesFund.
Robert J. Rummelhart            Investment Vice President, FBL Financial Group, Inc.
Investment Vice President
Charles T. Happel               Sr. Portfolio Manager, EquiTrust Investment Management
Securities Vice President         Services, Inc.
Laura Kellen Beebe              Sr. Portfolio Manager, EquiTrust Investment Management
Sr. Portfolio Manager             Services, Inc.
Doug Higgins                    Portfolio Manager, EquiTrust Investment Management Services, Inc.
Sr. Portfolio Manager
Barbara A. Bennett              Cash Management Administrator, Equitrust Investment Management
Cash Management Administrator     Services, Inc.
Larry J. Patterson              Director, Financial Planning, United Farm Family
Vice President
Thomas J. Faulconer             Director of Marketing Training, United Farm Family
Indiana OSJ Principal


    * The principal business address of all of the persons listed above is 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 30.  LOCATION BOOKS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 31.  MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32.  UNDERTAKINGS AND REPRESENTATIONS

(a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the contracts offered herein are being accepted.

(b) The registrant undertakes that it will include as part of any application to purchase a Contract offered by the prospectus, either a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to the Company for a statement of additional information.


(c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.


(d) The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of
Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through
(4) of that letter will be complied with.


(e) The Company represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, EquiTrust Life Annuity Account, certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 20th day of April, 2001.


                                EQUITRUST LIFE INSURANCE COMPANY
                                EQUITRUST LIFE ANNUITY ACCOUNT

                                By:          /s/ EDWARD M. WIEDERSTEIN
                                     -----------------------------------------
                                               Edward M. Wiederstein
                                                     PRESIDENT
                                          EquiTrust Life Insurance Company

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.


              SIGNATURE                            TITLE                      DATE
              ---------                            -----                      ----
      /s/ EDWARD M. WIEDERSTEIN        President and Director
 ------------------------------------    [Principal Executive            April 20, 2001
        Edward M. Wiederstein            Officer]

         /s/ JERRY C. DOWNIN           Senior Vice President,
 ------------------------------------    Secretary-Treasurer and
           Jerry C. Downin               Director [Principal             April 20, 2001
                                         Financial Officer]

          /s/ JAMES W. NOYCE           Chief Financial Officer and
 ------------------------------------    Director [Principal             April 20, 2001
            James W. Noyce               Accounting Officer]

                  *
 ------------------------------------  Chief Executive Officer and       April 20, 2001
           William J. Oddy               Director

                  *
 ------------------------------------  Executive Vice President and      April 20, 2001
           Jo Ann Rumelhart              Director

                  *
 ------------------------------------  Chief Administrative Officer      April 20, 2001
          Timothy J. Hoffman             and Director

                  *
 ------------------------------------  Senior Vice President, General    April 20, 2001
          Stephen M. Morain              Counsel and Director

 *By:      /s/ STEPHEN M. MORAIN
       ------------------------------
             Stephen M. Morain
              ATTORNEY-IN-FACT
       PURSUANT TO POWER OF ATTORNEY